                                                                  EXHIBIT 10.15



                 NEBRASKA INVESTMENT FINANCE AUTHORITY (Issuer)


                                       and


                           NORWEST BANK NEBRASKA, N.A.
                                 OMAHA, NEBRASKA
                                    (Trustee)


                                 TRUST INDENTURE

                          Dated as of January 15, 1994


                                    $850,000
                      Nebraska Investment Finance Authority
                      Industrial Development Revenue Bonds
                    (Transcrypt International, Ltd., Project)
                                   Series 1994

                                TABLE OF CONTENTS

                                                              Page

                    ARTICLE I DEFINITIONS AND INTERPRETATION

Section 1.01  Defined Terms .................................   3
Section 1.02  Provisions as to Interpretation ...............   8

                              ARTICLE II THE BONDS

Section 2.01  Form, Maturity and Numeration
                           of the Series 1994 Bonds .........   8
Section 2.02  Execution of Bonds ............................   9
Section 2.03  Authentication and Registration
                           of the Bonds .....................   9
Section 2.04  Conditions For Delivery of the Bonds ..........  10
Section 2.05  Registration of Bonds .........................  11
Section 2.06  Ownership of Bonds ............................  11
Section 2.07  Valid Obligations .............................  12
Section 2.08  Loss or Destruction of Series 1994 Bonds ......  12
Section 2.09  Optional Redemption of Series 1994 Bonds ......  12
Section 2.10  Mandatory Redemption ..........................  13
Section 2.11  Additional Interest in the Event of a
                           Determination of Taxability ......  13
Section 2.12  Written Notice to Trustee .....................  14
Section 2.13  Mailing of Notice .............................  14
Section 2.14  Deposit for Redemption ........................  14
Section 2.15  Payment of Redeemed Bonds .....................  15
Section 2.16  Bonds Deemed Not outstanding
                           After Deposit ....................  15
Section 2.17  Unclaimed Money ...............................  15
Section 2.18  Bonds; Limited Obligations ....................  15

                    ARTICLE III APPLICATION OF BOND PROCEEDS

Section 3.01  Creation of Acquisition Fund ..................  16
Section 3.02  Costs of Issuance Account .....................  16
Section 3.03  Disbursements From Acquisition Fund ...........  17
Section 3.04  Company to Pay in Event Acquisition
                           Fund Insufficient ................  17
Section 3.05  Responsibility for Completion of Project ......  18

                   ARTICLE IV DISPOSITION OF PLEDGED REVENUES
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
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Section 4.01  Bond Fund .....................................  18
Section 4.02  Pledge of Bond Fund ...........................  18
Section 4.03  Funds Held in Trust ...........................  19
Section 4.04  Application of Funds ..........................  19
Section 4.05  Investment of Funds ...........................  21
Section 4.06  Rebate Fund ...................................  21

                  ARTICLE V PARTICULAR COVENANTS OF THE ISSUER

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Section 5.01  Payment of Principal, Premium, if any, and Interest;
                           Limited Obligation ...............  22
Section 5.02  Performance of Covenants of Issuer ............  24
Section 5.03  Instruments of Further Assurance ..............  24
Section 5.04  Recording and Filing ..........................  25
Section 5.05  Rights Under Agreement ........................  25
Section 5.06  Arbitrage and Tax Covenants ...................  25
Section 5.07  No Disposition of Trust Estate ................  26
Section 5.08  Access to Books ...............................  26

                         ARTICLE VI TAXES AND INSURANCE

Section 6.01  Taxes, Other Governmental Charges,
                           Liens and Utility Charges ........  26
Section 6.02  Insurance .....................................  27
Section 6.03  Advances ......................................  28

                ARTICLE VII DAMAGE, DESTRUCTION AND CONDEMNATION

Section 7.01  Application of Insurance Proceeds .............  28
Section 7.02  Application of Condemnation Award .............  28

           ARTICLE VIII DEFAULT PROVISIONS AND REMEDIES OF BONDHOLDER

Section 8.01  Events of Default .............................  29
Section 8.02  Remedies ......................................  30
Section 8.03  Appointment of Receiver .......................  33
Section 8.04  Proceeds of Sale or Other
                           Enforcement Remedies .............  33
Section 8.05  Waiver of Event of Default; Forbearance .......  34
Section 8.06  Limitation on Exercise of Remedies
                           by Bondholders ...................  34
Section 8.07  Right of Bondholders to Direct
                           Proceedings ......................  34

                             ARTICLE IX THE TRUSTEE

Section 9.01  Acceptance of Trust and Prudent
                           Performance Thereof ..............  35
Section 9.02  Trustee May Rely Upon Certain Documents
                           and Opinions .....................  36
Section 9.03  Trustee Not Responsible for Indenture
                           Statements, Validity .............  36

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Section 9.04  Limits on Duties and Liabilities of
                           Trustee ..........................  37
Section 9.05  Obligation of Trustee .........................  37
Section 9.06  Notice to Holders .............................  38
Section 9.07  Right of Trustee to Perform Certain
                           Acts on Failure of Company .......  38
Section 9.08  Compensation of Trustee .......................  38
Section 9.09  Trustee May Hold Series 1994 Bonds ............  39
Section 9.10  Resignation or Removal of Trustee .............  39
Section 9.11  Appointment of Successor Trustee ..............  39
Section 9.12  Transfer of Rights and Property to
                           Successor Trustee ................  40
Section 9.13  Annual Reports ................................  40

                            ARTICLE X THE BONDHOLDERS

Section 10.01 Execution of Instruments by Bondholders .......  41
Section 10.02 Waiver of Notice ..............................  41
Section 10.03 Determination of Bondholder Concurrence .......  41
Section 10.04 Bondholders' Meeting ..........................  42

                        ARTICLE XI PAYMENT AND DEFEASANCE

Section 11.01 Payment and Discharge of Indenture ............  42
Section 11.02 Series 1994 Bonds Deemed Not Outstanding
                           After Deposit ....................  43
Section 11.03 Defeasance of Series 1994 Bonds ...............  44

                       ARTICLE XII SUPPLEMENTAL INDENTURES

Section 12.01 Purposes for Which Supplemental Indentures
                           May be Executed ..................  45
Section 12.02 Execution of Supplemental Indenture ...........  46
Section 12.03 Discretion of Trustee .........................  46
Section 12.04 Modification of Indenture With Consent
                           of Bondholders ...................  47
Section 12.05 Supplemental Indentures to be Part of
                           Trust Indenture ..................  48
Section 12.06 Rights of Company Unaffected ..................  48

                           ARTICLE XIII MISCELLANEOUS

Section 13.01 Issuer's Obligations Limited ..................  49
Section 13.02 Covenants of Issuer to Bind Successors
                           and Assigns ......................  49

Section 13.03 Immunity of Officers ..........................  49
Section 13.04 No Benefits to Outside Parties ................  50
Section 13.05 Severability of Indenture Provisions ..........  50
Section 13.06 Execution of Indenture in Counterparts ........  50
Section 13.07 Headings Not Controlling ......................  50
Section 13.08 Notice to Parties .............................  50

EXHIBIT A                  Resolution
EXHIBIT B                  Form of Bond
EXHIBIT C                  Description of Site and Project
EXHIBIT D                  Additional Permitted Encumbrances
EXHIBIT E                  Form of Requisition
EXHIBIT F                  Investment Letter

                                 TRUST INDENTURE


         THIS TRUST INDENTURE (the "Trust Indenture"), is made and entered into this 15th day of January, 1994, by and between the NEBRASKA INVESTMENT FINANCE AUTHORITY ("Issuer"), and NORWEST BANK NEBRASKA, N.A., OMAHA, NEBRASKA, as Trustee ("Trustee").


                              W I T N E S S E T H:

         WHEREAS, the Issuer is a body politic and corporate, not a state agency but an independent instrumentality exercising essential public functions, organized and existing under the laws of the State of Nebraska, with lawful power and authority to enter into this Trust Indenture;

         WHEREAS, the Issuer, in furtherance of the purposes and pursuant to the provisions of Section 58-201 et. seq., Reissue Revised Statutes of Nebraska, 1943, as amended (collectively the "Act"), and pursuant to the terms of the Resolution adopted by Issuer on January 18, 1994, the Issuer has issued a series of its revenue bonds, designated "Nebraska Investment Finance Authority, Industrial Development Revenue Bonds (Transcrypt International, Ltd. Project), Series 1994," dated January 15, 1994, in the original principal amount of $850,000 (the "Bonds"); and

         WHEREAS, the proceeds from the sale of the Series 1994 Bonds are to be used by the Issuer to make a loan to Transcrypt International, Ltd. ("Company") pursuant to a Loan Agreement dated January 15, 1994, to be used to acquire, construct and equip a manufacturing facility by Company ("Project"); and

         WHEREAS, Issuer and Company have contracted for the sale of the Series 1994 Bonds; and

         NOW, THEREFORE, the Issuer, for the purpose of securing the payment of the principal of, premium, if any, and interest on the Series 1994 Bonds and all amounts now owed and hereafter owing under the Series 1994 Bonds according to their tenor and effect and under the Trust Indenture, including, but not limited to, any advances made pursuant to this Trust Indenture, and the faithful


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
performance and observance by the Issuer of all the covenants, conditions, stipulations and agreements therein and herein contained, in consideration of these premises and the sum of $1.00, and for the further purpose of securing all amounts payable to the Bondholders and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, conveyed, transferred, assigned, set over, mortgaged, granted a security interest in and warranted, and does hereby grant, bargain, sell, convey, transfer, assign, set over, mortgage, grant a security interest in and warrant to the Trustee in trust and to its successors and assigns forever, for the benefit and security of the Bondholders, the following property:

                                       I.

         All right, title and interest of the Issuer under that certain Loan Agreement, dated January 15, 1994, between the Issuer and the Company and the Note executed and delivered in connection therewith, and all other sums, (but not including payments to the Issuer pursuant to Section 4.04(a)(d) and (e) and
Section 9.07 of the Loan Agreement, rights to indemnification pursuant to
Section 7.08 of the Loan Agreement, and reimbursement, taxes and administrative fees payable thereunder) due or to become due thereunder or during any extension or renewal thereof;

                                       II.

         All right, title and interest of the Issuer in and to any monies and investments in the funds established pursuant to this Trust Indenture (except the Rebate Fund) including the Bond Fund and Acquisition Fund, as defined herein;

                                      III.

         All right, title and interest, if any, of the Issuer in and to any of the rents, royalties, issues, profits, revenue, income, security and other deposits, and other benefits of the Project (hereinafter defined) or arising from the use or enjoyment of all or any portion thereof or from any lease or agreement appertaining thereto; and all right, title and interest of the Issuer in and to the Project and all right, title and interest of the Issuer thereunder, including, without limitation, cash or securities deposited to secure performance by the Company of the obligations thereunder, whether such cash or securities are to be held until the expiration of the term of such agreements or are to be applied to obligations coming due immediately prior to the expiration of such terms;

                                       IV.

         Any and all other items of property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, pledged, assigned or transferred, or in which a security interest is granted, as and for additional security hereunder by the Issuer or by the Company, or by anyone on behalf of either of them or with either of their written consent, to the Trustee, which is hereby authorized to receive any and all such property at any time and all times and to hold and apply the same subject to the terms hereof;

         TO HAVE AND TO HOLD the Trust Estate (hereinafter defined) and every part thereof unto the Trustee, and unto its successors and assigns,

         IN TRUST, to secure payment of the Series 1994 Bonds, and the debt evidenced thereby and the performance of the covenants and agreements herein undertaken to be performed by the Issuer and subject to the following terms, conditions and uses:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

Section 1.01   Defined Terms.

                  Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Trust Indenture, such definitions to be equally applicable to both the singular and plural forms and masculine, feminine and neuter gender of any of the terms defined:

                  "Accountant" means a certified public accountant acceptable to Trustee.

                  "Act" means Sections 58-201 et. seq., Reissue Revised Statutes of Nebraska, 1943, and acts amendatory thereof and supplemental thereto.

                  "Acquisition Fund" means the fund created pursuant to Section
3.01 of this Trust Indenture.

                  "Architect" means Design Associates of Lincoln, Inc., or any other licensed architect acceptable to the Trustee, and assuming the obligation of Architect under the Owner and Architect Agreement with respect to the Project.

                  "Authorized Company Representative" means the person at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee, containing the specimen signature of such person and signed on behalf of the Company by an authorized officer of the Company. Such certificate may designate an alternate or alternates.

                  "Authorized Issuer Representative" means the Chairperson, Vice Chairperson or Executive Director or such other person at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Trustee, containing the specimen signature of such person and signed on behalf of the Issuer by its Chairperson, Vice Chairperson or Executive Director. Such certificate may designate an alternate or alternates.

                  "Bond Counsel" means Rembolt Ludtke Parker & Berger, or other nationally recognized bond counsel acceptable to Issuer.

                  "Bond Documents" means this Trust Indenture, the Deed of Trust, the Loan Agreement and all documents referred to in any of the foregoing.

                  "Bond Fund" means the fund created in paragraph 4.01 of this Trust Indenture.

                  "Bondholder" means the holders of Series 1994 Bonds from time to time outstanding.

                  "Bonds" or "Series 1994 Bonds" mean the Nebraska Investment Finance Authority, Industrial Development Revenue Bonds (Transcrypt International, Ltd. Project), Series 1994, dated January 15, 1994, in the original principal amount of $850,000, authorized by the Resolution and issued pursuant to the terms hereof.

                  "Closing" means the date of delivery of the Bonds pursuant to the Indenture.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the applicable regulations issued thereunder.

                  "Collateral" means the property pledged to Trustee as security for the Bondholders pursuant to Article X of the Loan Agreement.

                  "Company" means Transcrypt International, Ltd., a Nebraska limited partnership, its successors and assigns, including any surviving, resulting or transferee corporation or entity, permitted by Section 7.06 of the Loan Agreement.

                  "Completion Date" means the earlier of the date of completion of acquisition, construction and equipping of the Project or January 15, 1997.

                  "Costs of Issuance" means costs of issuance as defined in
Section 147(g)(1) of the Code, including but not limited to underwriting fees and expenses, bond and other printing expenses, legal fees and expenses, initial Trustee's fees, fees of the Issuer and other expenses incurred in connection with the issuance and sale of the Bonds.

                  "Costs of Issuance Account" means the subaccount created in the Acquisition Fund pursuant to Section 3.02 of this Indenture.

                  "Deed of Trust" means the Deed of Trust and Construction Security Agreement between Issuer and Trustee dated January 15,
1994.

                  "Determination of Taxability" means (i) the entry of a final decree or judgment of any federal court or the taking of a final action by the Internal Revenue Service, which decree, judgment or action determines that interest paid or payable on any Series 1994 Bond is or was includable in the gross income of a holder of the Series 1994 Bonds for federal income tax purposes under the Code (other than a holder who is a "substantial user" or a "related person" within the meaning of Section 147 of the Code); or (ii) the adoption of legislation by the United States Congress, the effect of which is, in the opinion of Bond Counsel, to cause interest paid or payable on the Series 1994 bonds to be includable in the gross income of holders of the Series 1994 Bonds for federal income tax purposes under the Code (other than a holder who is a "substantial user" or "related person" within the meaning of Section 147 of the Code); or
(iii) the filing with the Trustee, with notice to the Issuer and to the Company, of an opinion by Bond Counsel to the effect that interest on the Series 1994 Bonds has become includable in the gross income of holders of the Series 1994 Bonds for purposes of federal income taxation (other than a holder who is a "substantial user" or "related person" within the meaning of Section 147 of the
Code). No decree or action described in clause (i) shall be considered "final," however, unless the Company has been given written notice and, if it so desires and is legally allowed, has been afforded the opportunity to contest the same either directly or in the name of any holder of Series 1994 Bonds, and until conclusion of any appellate review, if sought.

                  "Event of Taxability" means (i) the failure of Company to observe any covenant, agreement or representation herein, which failure results in a Determination of Taxability; or (ii) the enactment of federal legislation having the effect of retroactively rendering interest on the Series 1994 Bonds taxable to the holder thereof.

                  "Independent Counsel" means any attorney duly admitted to practice law before the highest court of any state and not an officer or a full time employee of the Issuer or the Company.

                  "Issuer" means the Nebraska Investment Finance Authority, a body politic and corporate, not a state agency but an independent instrumentality exercising essential public functions, organized and existing under the laws of the State of Nebraska, and any successors thereto.

                  "Loan Agreement" or "Agreement" means the Loan Agreement, dated January 15, 1994, between the Issuer and the Company which provides for the lending of proceeds of the Bonds by the Issuer to the Company.

                  "Note" means the Promissory Note from Company to Issuer in the amount of $850,000 executed and delivered pursuant to the Loan Agreement.

                  "Resolution" means the Resolution of the Issuer adopted on January 18, 1994, authorizing the issuance and sale of the Bonds, as the same may be amended, modified or supplemented by any amendments or modifications thereof.

                  "Original Purchaser" means the original purchaser of the Bonds initially Security National Bank, Superior, Nebraska.

                  "Outstanding" means all Bonds issued, authenticated and delivered pursuant to this Indenture except Bonds cancelled by Trustee or delivered to Trustee for cancellation and Bonds the payment or redemption of which has been made or provided for by depositing money or Governmental Obligations as provided in this Indenture.

                  "Paying Agent" means Trustee and any successor paying agent pursuant to the Indenture.

                  "Permitted Encumbrances" means, as of any particular time, (i) this Trust Indenture; (ii) liens for ad valorem taxes and special assessments not then delinquent; (iii) the Deed of Trust; (iv) the Loan Agreement; (v) utility, access and other easements and rights-of-way, mineral rights, reservations, restrictions and exceptions that are of record on January 15, 1994; (vi) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title as normally exist with respect to properties similar in character to the Site and as do not in the aggregate, in the opinion of Independent Counsel, materially impair the property affected thereby for the purposes for which it was acquired or is held by the Company; and (viii) those additional encumbrances, if any, identified in Exhibit D attached hereto and incorporated herein by this reference.

                  "Project" means the Site and the facility to be constructed thereon, as generally described on Exhibit C, which constitute a facility suitable for use for manufacturing or industrial enterprises and a "project" under the Act.

                  "Project Costs" means only costs or expense incurred by Company which are used to provide property of a character subject to the allowance for depreciation under Sections 167 or 168 of the Code or amounts paid or incurred which are, for federal income tax purposes, chargeable to Company's capital account or would be chargeable either with a proper election by the Company or but for a proper election by the Company to deduct such amounts, which constitute a manufacturing facility within the meaning of Section 144(a)(12)(C) of the Code. Project Costs shall not include Costs of Issuance, except to the extent Costs of Issuance not exceeding two percent of the amount of the Bonds may be paid from the Costs of Issuance Account in the Bond Fund pursuant to Section 3.02 of this Indenture.

                  "Site" means all that certain real property situated in Lincoln, Nebraska, more particularly described on Exhibit C attached hereto and incorporated herein by this reference, including all improvements thereon, together with all of the shrubs, trees, plants, crops, easements, rights, privileges, franchises, appurtenances, oil, gas, mineral, water and water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant), used in connection therewith, thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Company therein or thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired.

                  "Tax Equivalent Rate" means interest on a Bond calculated at a rate of eight and one/fourth percent (8.25%) per annum.

                  "Taxable Date" means, in the event of a Determination of Taxability, the first date as of which interest on the Series 1994 Bonds is included in gross income of a holder of a Series 1994 Bond.

                  "Trust Estate" means any and all property or interest therein, whether real or personal or tangible or intangible, mortgaged or pledged to the Trustee, or in which the Trustee is granted a security interest, to secure the payment of principal, premium, if any, and interest on the Bonds and all other obligations of the Issuer under the Bonds, the Resolution and this Trust Indenture, and the obligations of the Company under the Loan Agreement, the Note and the Deed of Trust, including, but not limited to, the property described in paragraphs I, II, III and IV of the granting clauses of this Trust Indenture.

                  "Trust Indenture" or "Indenture" means this Trust
Indenture.

                  "Trustee" means Norwest Bank Nebraska, N.A., Omaha, Nebraska, its successor or successors in trust under this Trust Indenture.

Section 1.02   Provisions as to Interpretation.

         (a) Wherever in this Trust Indenture it is provided that any person may do or perform any act or thing the word "may" shall be deemed permissive and not mandatory and it shall be construed that such person shall have the right, but shall not be obligated, to do and perform any such act or thing.

         (b) The phrase "at any time" shall be construed as meaning "at any time or from time to time."

         (c) The word "including" shall be construed as meaning "including, but not limited to."

         (d) The words "will" and "shall" shall each be construed as mandatory.

         (e) The words "herein," "hereof," "hereunder," "hereinafter" and words of similar import shall refer to this Trust Indenture as a whole rather than to any particular paragraph, section or subsection, unless the context specifically refers thereto.

         (f) Forms of words in the singular, plural, masculine, feminine or neuter shall be construed to include the other forms as the context may require.

         (g) The captions and headings to the sections and subsections of this Trust Indenture are for convenience only and shall not be deemed part of the text of the respective sections or subsections and shall not vary by implication or otherwise any of the provisions hereof.

         (h) The provisions of this Trust Indenture are to be construed as covenants and agreements as though words importing such covenants and agreements were used in each separate section, subsection or paragraph hereof.

         (i) This Trust Indenture shall be interpreted in accordance with and governed by the laws of the State of Nebraska.

                                   ARTICLE II

                                    THE BONDS

Section 2.01      Form, Maturity and Numeration of the Series 1994 Bonds.


                  The Series 1994 Bonds shall be dated January 15, 1994, and shall be fully registered bonds without coupons substantially in the form and of the tenor as set forth in Exhibit "B," with such appropriate variations, omissions and insertions as are permitted or required by this Indenture.

                  The Series 1994 Bonds shall be issued in any denominations of $5,000 or any integral multiple thereof, shall mature on January 15, 2004, and shall bear interest computed on the basis of a 360-day year, from January 15, 1994, payable on April 15, 1994, and quarterly on each July 15, October 15, January 15 and April 15 thereafter at the rate of 6.25% per annum.

                  Principal on the Bonds shall be paid by check or draft drawn upon any account of the Trustee upon surrender of the Bond to the Trustee at its principal corporate office. Interest shall be payable by check or draft mailed to the Bondholders in whose name the Bonds are registered at the close of business on the 15th calendar date (whether or not a business day) next preceding the interest payment date at their addresses as such appear on the bond registration books kept by the Trustee.

Section 2.02      Execution of Bonds.

                  The Bonds shall be executed in the name and on behalf of the Issuer with the manual or facsimile signature of its Chairperson attested with the manual or facsimile signature of its Executive Director and shall have impressed or printed thereon the corporate seal or a facsimile of the corporate seal of the Issuer. All authorized facsimile signatures shall have the same force and effect as if manually signed. In the event that any of the officers who shall have signed and sealed any of the Bonds shall cease to be officers of the Issuer before the Bonds shall have been authenticated or delivered by the Trustee, or issued by the Issuer, such Bonds may, nevertheless, be authenticated, delivered and issued, and upon such authentication, delivery and issuance shall be binding upon the Issuer as though those officers who signed and sealed the same had continued to be such officers of the Issuer. Any Bonds may be signed and sealed on behalf of the Issuer by such person who, at the actual date of execution of such Bonds, shall be the proper officer of the Issuer, although at the date of such Bonds such person shall not have been such an officer of the Issuer. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver the Bonds to the Trustee for authentication.

Section 2.03   Authentication and Registration of the Bonds.

                  No Bond shall be valid or obligatory for any purpose or be entitled to any right or benefit hereunder unless there shall be endorsed on such Bond the Trustee's Certificate of Authentication substantially in the form as set forth in Exhibit B to the Indenture. Such Certificate of Authentication upon any Bond shall be conclusive evidence that such Bond has been duly authenticated by the Trustee that such Bond has been duly issued under this Indenture, and that the registered holder thereof is entitled to the benefit of this Indenture. The Trustee shall not be required to authenticate any Bond except upon the written order of the Issuer signed by an Authorized Issuer Representative, such directions as to delivery and such certified resolutions, certificates, instruments or opinions of counsel as Trustee may reasonably require with respect to the validity of the Bonds to be issued and the right and authority of the Trustee to authenticate the Bonds.

Section 2.04    Conditions For Delivery of the Bonds.


                  The Trustee shall not authenticate and deliver the Bonds to be issued and delivered pursuant to this Indenture unless theretofore or simultaneously therewith shall have been delivered to the Trustee the following:

         (a) A certified copy of the Resolution authorizing: (i) the execution of the Loan Agreement; (ii) the execution and delivery of this Indenture; and
(iii) the issuance of the Bonds;

         (b) An A.L.T.A. mortgagee's title insurance policy or a commitment to issue an A.L.T.A. mortgagee's title insurance policy, in either case showing the Deed of Trust as a first lien on the

Project and subject only to permitted encumbrances which commitment shall be acceptable to Trustee;

         (c) Executed counterparts of each of the Bond Documents;

         (d) The manually signed approving opinion of counsel for the Company addressed to the Trustee and the Issuer to the effect that the Bond Documents have been duly and validly authorized and approved by the Company and constitute legal, binding obligations of Company enforceable in accordance with their terms;

         (e) The manually signed approving opinion of Rembolt Ludtke Parker & Berger, bond counsel, addressed to the Trustee and the Issuer, to the effect that the Bonds constitute valid and legally binding obligations of Issuer and that interest on the Bonds is exempt from federal and Nebraska state income taxes subject to such limitations and restrictions as shall be described therein.

         (f) The Investment Letter executed by the Original Purchaser in form and substance satisfactory to Bond Counsel and the Issuer;

         (g) A certificate of the Issuer pursuant to the Treasury regulations under Section 148 of the Code as to the absence of arbitrage expectations.

         (h) An order for authentication and delivery of the Series 1994 Bonds, signed by the Executive Director of the Issuer, specifying the aggregate principal amount of the Series 1994 Bonds to be issued and that such Series 1994 Bonds shall be registered by the Trustee in the name of the Original Purchaser.

         (i) The purchase price of $850,000 by wire transfer, certified or cashier's check in immediately available funds plus accrued interest from January 15, 1994, to the date of delivery of the Series 1994 Bonds.

Section 2.05    Registration of Bonds.

                  As long as the Series 1994 Bonds issued hereunder shall remain outstanding, the Trustee shall maintain and keep an office or agency for the registration and transfer of the Series 1994 Bonds, and shall also keep at such office books for such registration and transfer. The Issuer does hereby appoint the Trustee, and its successors in the trust from time to time, as its agent to maintain such office and agency at the office of the Trustee. The Series 1994 Bonds issued hereunder shall be registered on such books as to principal, premium, if any, and interest at such office of the Trustee. After such registration, no transfer of any Series 1994 Bonds shall be valid unless made on such books at the request of the Bondholder or its duly authorized agent in writing and such Series 1994 Bonds may again, and from time to time, be registered and transferred as before. No transfer of any Series 1994 Bond shall be registered by Trustee until Trustee has received an Investment Letter, in substantially the form attached hereto as Exhibit F and duly executed by the subsequent owner of the Bonds.

Section 2.06    Ownership of Bonds.

                  As to any Series 1994 Bonds, the Issuer and the Trustee, and their respective successors, each in its discretion, may deem and treat the person in whose name such Series 1994 Bonds for the time being shall be registered as the absolute owner thereof for all purposes, and neither the Issuer nor the Trustee, nor their respective successors, shall be affected by any notice to the contrary. Payment of or on account of the principal, premium, if any, and interest on any such Series 1994 Bonds shall be made only to or upon the order of the registered owner thereof, but such registration may be changed as provided herein. All such payments shall be valid and effective to satisfy and discharge the liability upon such Bond to the extent of the sums or sums so paid.

Section 2.07               Valid Obligations.

                  The Series 1994 Bonds executed, authenticated and delivered as in this Indenture provided shall be valid limited obligations of the Issuer, payable solely out of the Trust Estate, and shall be entitled to all of the benefits of this Indenture.

Section 2.08               Loss or Destruction of Series 1994 Bonds.

                  In case any Series 1994 Bonds shall become mutilated or be destroyed or lost, the Issuer and Trustee shall, if not then prohibited by law, cause to be executed and delivered a new Series 1994 Bond of like date, number, maturity and tenor in exchange and substitution for and upon cancellation of such mutilated Series 1994 Bond, or, in lieu of and substitution for such lost Series 1994 Bond, upon the registered owner thereof paying the reasonable expenses and charges of the Issuer and Trustee in connection therewith, and in the event any Series 1994 Bond is destroyed or lost, the filing with the Issuer and Trustee of evidence satisfactory to them that such Series 1994 Bond was destroyed or lost, and furnishing the Issuer and Trustee with indemnities satisfactory to the Issuer and Trustee.

Section 2.09               Optional Redemption of Series 1994 Bonds.

                  Any Series 1994 Bonds may be redeemed at any time upon notice mailed to the owner of each Bond not less than 30 days prior to the date fixed for redemption, at the option of the Company upon direction to the Issuer, in whole or in part, at the following redemption prices plus accrued interest thereon to the date of such redemption:

                                                          Redemption Price
         Redemption Date                                    (expressed as
                                                          percentage of par)

January 15, 1994 through January 14, 1997                        103%
January 15, 1997 through January 14, 2000                        102%
January 15, 2000 and thereafter                                  101%

                  If less than all of the Series 1994 Bonds are to be redeemed, the particular Series 1994 Bond or Series 1994 Bonds to be redeemed shall be designated by the Company. If less than all of the Series 1994 Bonds of a single maturity are redeemed, the Bonds so redeemed shall be selected by lot in a manner determined by the Trustee. The Issuer and the Trustee agree, to the fullest extent feasible and upon payment by the Company to the Trustee of the Redemption Price and subject to the provisions of this Indenture, to comply with any request of the Company to redeem any Series 1994 Bond prior to its stated maturity as provided in this Section 2.09.

Section 2.10               Mandatory Redemption.

                  The Series 1994 Bonds are subject to mandatory redemption on any date as specified in the notice of redemption given by the Trustee, in whole or in part, upon the following events, at par plus accrued interest, and within the following time as hereinafter provided:

         (a) Within 60 days of the damage or destruction of the Project, following which the Company elects not to repair or reconstruct the project as provided in Section 6.02 of the Loan Agreement;

         (b) Within 60 days of taking in condemnation of the Project to the extent that it cannot be reasonably replaced or restored as provided in Section
6.03 of the Loan Agreement;

         (c) From monies remaining in the Acquisition Fund as of the Completion Date.

         (d) Notwithstanding the foregoing, amounts so redeemed shall be redeemed only in increments of $5,000, and any amounts less than $5,000 shall be deposited in the Bond Fund and applied to the next regular principal payment.

Section 2.11 Additional Interest in the Event of a Determination of Taxability.


                  Section 2.01 of this Trust Indenture notwithstanding, in the event a Determination of Taxability shall have occurred, the Bonds shall bear interest at the "Tax Equivalent Rate" from and after the Taxable Date.

                  If Trustee receives written notice from any Bondholder stating that (i) the Bondholder has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any Bond in the gross income of such Bondholder for the reasons described herein or any other proceeding has been instituted against such Bondholder which may lead to a final decree or action as described herein, and (ii) such Bondholder will afford Company the opportunity to contest the same, either directly or in the name of the Bondholder, and until a conclusion of any appellate review, if sought, and Trustee is satisfied that such information is accurate, then Trustee shall promptly give notice thereof to Company and Issuer and to the holder of each Bond then outstanding. Trustee shall thereafter coordinate any similar notices it may have received from other Bondholders and shall keep them informed of the progress of any administrative proceedings or litigation. If a final decree or action as described above thereafter occurs, Trustee shall make demand for additional interest then accrued to be payable on the earliest practical date, but not later than the next interest payment date. Company shall pay all costs of any such contest.

Section 2.12               Written Notice to Trustee.

                  Written notice of the election of the Company to direct the Issuer to prepay any Bond or Bonds pursuant to paragraph 2.09 shall be delivered by the Company to the Trustee and the Issuer not less than 45 days prior to the date to be fixed for redemption. Such notice shall be acknowledged by the Issuer. Such notice by the Company, if less than all of the outstanding Series 1994 Bonds are to be prepaid, shall identify by number or maturity the Series 1994 Bonds to be prepaid.

Section 2.13               Mailing of Notice.

                  Upon receipt of notice pursuant to Section 2.12, or upon the occurrence of an event requiring mandatory redemption of Bonds pursuant to
Section 2.10 of this Indenture, Trustee shall fix the redemption date and send notice thereof, specifying the Bond or Bonds to be redeemed, not less than 30 days before the redemption date by certified or registered mail, postage prepaid, to the registered owner at its last address appearing upon the registry books of the Trustee, but no notice of redemption need be given if such registered owner waives notice thereof in writing and such waiver is filed with the Trustee.

Section 2.14               Deposit for Redemption.

                  At the time of delivery of its written notice to the Trustee of its intention to redeem any Series 1994 Bonds, or in the case of a mandatory redemption on the date on which Trustee must mail notice of the redemption, the Company, on behalf of the Issuer, shall have deposited with the Trustee in cash, or shall make arrangements satisfactory to the Trustee for the deposit on or prior to the redemption date, an aggregate amount which shall be sufficient to pay the redemption price of the Series 1994 Bonds to be redeemed, and interest thereon to the redemption date, and the

Company shall deposit, or make arrangements with the Trustee to deposit, a sum sufficient to pay the expenses and charges of the Trustee and the Issuer in connection with such redemption. Upon such deposit by the Company with the Trustee, such monies shall be set aside by the Trustee and held by it for the account of the respective registered owner of the Series 1994 Bonds being redeemed.

Section 2.15               Payment of Redeemed Bonds.

                  After notice of redemption shall have been given as provided herein, the Series 1994 Bond or Series 1994 Bonds specified in such notice shall become due and payable on the redemption date. Payment of the redemption price and interest shall be made to or upon order of the registered owner thereof upon surrender of the Series 1994 Bond or Series 1994 Bonds to the Trustee.

Section 2.16               Bonds Deemed Not Outstanding After Deposit.


                  When the Company, on behalf of the Issuer shall have deposited at any time with the Trustee funds in the necessary amount to pay or redeem all the Series 1994 Bonds then outstanding and any expenses of the Trustee and the Issuer, then upon such deposit all such Series 1994 Bonds shall cease to be entitled to any benefit or security of this Indenture except the right to receive the funds so deposited, and the Series 1994 Bonds shall be deemed not to be outstanding hereunder; and it shall be the duty of the Trustee to hold the cash and securities so deposited for the benefit of the holders of such Series 1994 Bonds and from and after such date, redemption date or maturity, interest on such Series 1994 Bonds thereof called for redemption shall cease to accrue.

Section 2.17               Unclaimed Money.

                  All moneys deposited with Trustee for the payment of principal of, premium, if any, or interest on any Series 1994 Bonds, are presumed abandoned unless, within five years after they become payable or distributable, the Bondholder has accepted payment of principal or income, corresponded in writing concerning the property, or otherwise indicated an interest as evidenced by a memorandum on file with the Trustee. In such event, the Trustee shall comply with the provisions of the laws of the State as to the disposition of such moneys and Issuer and Trustee shall be relieved of all liability, to the extent of the value of such moneys, for any claim which exists or may arise with respect to such moneys.

Section 2.18               Bonds; Limited Obligations.

                  The Series 1994 Bonds are not general obligations of Issuer but are limited obligations payable solely from Series 1994 Bond proceeds, the revenues received pursuant to the Agreement and other moneys pledged thereto and held by Trustee hereunder which constitute the Trust Estate. Such proceeds, revenues and other moneys are hereby pledged and assigned as security for the equal and ratable payment of the Series 1994 Bonds and shall be used for no other purpose than to pay the principal of, premium, if any, and interest on the Series 1994 Bonds, except as may be otherwise expressly authorized in this Indenture or the Agreement.

THE SERIES 1994 BONDS SHALL NOT BE A DEBT OF THE STATE, OR ANY POLITICAL SUBDIVISION THEREOF, NOR CONSTITUTE A PLEDGE OF THE CREDIT, REVENUES OR TAXING POWER OF THE STATE OR ANY LOCAL GOVERNMENT, AND NEITHER THE STATE NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE LIABLE THEREON; NOR IN ANY EVENT SHALL SUCH SERIES 1994 BONDS OR OBLIGATIONS BE PAYABLE OUT OF ANY FUNDS OR PROPERTIES OTHER THAN THE TRUST ESTATE, AND THEN ONLY TO THE EXTENT HEREIN PROVIDED. ISSUER HAS NO TAXING POWER. NEITHER THE MEMBERS OF ISSUER NOR ANY PERSONS EXECUTING THE SERIES 1994 BONDS SHALL BE LIABLE PERSONALLY ON THE SERIES 1994 BONDS BY REASON OF SUCH EXECUTION.

THE SERIES 1994 BONDS SHALL NOT CONSTITUTE A DEBT, LIABILITY, OR GENERAL OBLIGATION OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF. NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR THE INTEREST ON THE SERIES 1994 BONDS.


                                   ARTICLE III

                          APPLICATION OF BOND PROCEEDS

Section 3.01               Creation of Acquisition Fund.

                  There is hereby created and established with the Trustee a trust fund to be designated "Nebraska Investment Finance Authority, Industrial Development Revenue Bonds (Transcrypt International, Ltd. Project), Series 1994 Acquisition Fund," into which the proceeds of the Series 1994 Bonds (except accrued interest as provided in Section 4.01(a)) shall be deposited. The Issuer shall be under no obligation to verify the application of the proceeds of the Series 1994 Bonds.

Section 3.02               Costs of Issuance Account.

                  There is hereby established with the Trustee in the Acquisition Fund a separate account designated the Costs of Issuance Account. An amount equal to 2% of the amount deposited in the Acquisition Fund shall be deposited in the Costs of Issuance Account and disbursed by Trustee to pay Costs of Issuance pursuant to requisitions signed by Company. Amounts remaining in the Costs of Issuance Account 30 days after the date the Account is funded shall be transferred to the general Acquisition Fund and used to pay Project Costs, and the Costs of Issuance Account shall be closed.

Section 3.03               Disbursements From Acquisition Fund.

                  Trustee shall make advances from the Acquisition Fund to pay Project Costs or to reimburse the Company for Project Costs incurred by it, only in accordance with and pursuant to the following:

         (a) Each request for funds shall be on a requisition signed by Company in the form attached hereto as Exhibit E, and shall be accompanied by a Certification for Payment of such amounts signed by the Architect.

         (b) Any funds remaining in the Acquisition Fund unexpended on the Completion Date shall be transferred to the Bond Fund and be applied to the redemption of Series 1994 Bonds (or portions thereof) on the earliest practicable date as provided in Section 2.10 hereof.

                  No advance or payment out of the Acquisition Fund shall be made by the Trustee to anyone if, in the opinion of the Trustee:

         (a) Any of the representations and warranties made in writing by or on behalf of the Company in the Loan Agreement, or in any financial statement furnished the Trustee shall prove to have been untrue when made in any material respect;

         (b) Any event shall have occurred which constitutes, or would with the passage of time or the giving of notice constitute, an event of default under any of the Bond Documents;

         (c) Any adverse change shall have occurred in the financial or other affairs of the Company which, in the opinion of the Trustee, affects in a material way the ability of the Company to perform its obligations under the Bond Documents.

                  No advance or payment out of the Acquisition Fund shall be made by Trustee for the purchase of land or any interest in land unless and until Trustee receives a title opinion or title policy commitment in a form satisfactory to Trustee as described in Section 2.04(b) hereof prior to or simultaneously with such payment.

Section 3.04               Company to Pay in Event Acquisition Fund
                           Insufficient.

                  In the event the Trustee determines that the Acquisition Fund is or may be less than the estimated cost to complete the Project or insufficient to pay for the completion of the acquisition, construction, equipping and installation of the Project according to the plans and specifications therefor, the Trustee shall cause the Company to pay pursuant to the Loan Agreement such amounts as are necessary for completion of the acquisition, construction, equipping and installation of the Project according to such plans and specifications. Trustee shall also cause Company to pay pursuant to the Loan Agreement all Costs of Issuance not paid from the Costs of Issuance Account.

Section 3.05               Responsibility for Completion of Project.

                  Pursuant to the Loan Agreement, the Company has accepted the sole responsibility for acquisition and construction of the Project, and neither the Issuer nor the Trustee shall have any responsibility for the completion of the Project.

                                   ARTICLE IV

                         DISPOSITION OF PLEDGED REVENUES

Section 4.01               Bond Fund.

                  There is hereby created and established with the Trustee (which shall be maintained by the Trustee so long as any 1994 Series Bonds are outstanding), an account to be designated "Nebraska Investment Finance Authority, Industrial Development Revenue Bonds (Transcrypt International, Ltd. Project), Series 1994 Bond Fund" into which the Trustee shall make the following deposits:

         (a) Accrued interest, if any, received upon sale of the Series 1994 Bonds;

         (b) As soon as received from Company, all payments on the Note;

         (c) All other monies received by the Trustee from the Company when accompanied by directions that such monies are to be paid into the Bond Fund or used for purposes for which monies in the Bond Fund may be used;

         (d) In the event of the default of the Company, all net revenues and net proceeds derived by the Trustee from the leasing, sale or other disposition of the Project; and

         (e) All other monies required to be deposited in the Bond Fund pursuant to any provision of this Indenture, the Loan Agreement or the Resolution.

Section 4.02               Pledge of Bond Fund.

                  The monies and investments in the Bond Fund are hereby irrevocably pledged to and shall be used by the Trustee, from time to time, to the extent required, solely for the payment of the principal of, premium, if any, and interest on the Series 1994 Bonds.

Section 4.03               Funds Held in Trust.

                  All monies deposited with the Trustee in the Acquisition Fund or the Bond Fund under the provisions of this Indenture or the Loan Agreement shall be held in trust and applied only in accordance with the provisions of this Indenture and the Loan Agreement and shall not be subject to a lien or attachment by any creditor of the Issuer, the Trustee or the Company.

Section 4.04               Application of Funds.

                  Anything in this Indenture to the contrary notwithstanding, if at any time the monies and investments in the Bond Fund shall not be sufficient to pay in full the principal, premium, if any, and interest on the Series 1994 Bonds as the same shall become due and payable (either by their terms or by acceleration of maturities under the provisions of this Indenture), such funds, together with any monies then available or thereafter becoming available for such purpose, whether through the exercise of the remedies provided for herein or otherwise, shall be applied as follows:

         (a) Unless the principal of all of the Series 1994 Bonds shall have become or shall have been declared due and payable, all such monies shall be applied:

         FIRST: To the fees and expenses of the Trustee, any paying agent with respect to the Bonds, and the Issuer;


         SECOND: To the payment of all installments of interest then due and payable on the Series 1994 Bonds in the order in which such installments of interest became due and payable and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment, ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference except as to any difference in the respective rates of interest specified in the Bonds;

         THIRD: To the payment of all principal then due and payable on the Series 1994 Bonds which shall have become due and payable (other than Series 1994 Bonds called for redemption for the payment of which monies are held pursuant to the provisions of this Indenture) and, if the amount available shall not be sufficient to pay in full the principal of the Series 1994 Bonds due and payable, then ratably to the payment of such principal due on such date, to the persons entitled thereto, without discrimination or preference; and

         FINALLY: To the payment of principal and interest on the Series 1994 Bonds, to the purchase and retirement of the Series 1994 Bonds and to the redemption of the Series 1994 Bonds, all in accordance with the provisions of this Indenture.

         (b) If the principal of all of the Series 1994 Bonds shall have become or shall have been declared due and payable, all such monies shall be applied, after payment of any fees or expenses of the Trustee, any paying agent and the Issuer, to the payment of the principal, premium, if any, and interest then due and unpaid on the Series 1994 Bonds without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, according to the amounts due, respectively, for principal, premium, if any, and interest, without any discrimination or preference except as to any difference, if any, in the respective rates of interest specified in the Series 1994 Bonds.

         (c) If the principal of all of the Series 1994 Bonds shall have become or shall have been declared due and payable and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Indenture, then, in the event that the principal of all of the Series 1994 Bonds shall later become or be declared due and payable, the monies remaining in and thereafter accruing to the Bond Fund shall be applied in accordance with the provisions of paragraph b. of this Section .

         (d) Whenever any monies are to be applied by the Trustee pursuant to the provisions of this Section , such monies shall be applied by the Trustee, at such times and from time to time, as the Trustee in its sole discretion shall determine, having due regard to the amount of such monies available for such application and the likelihood of additional monies becoming available for such application in the future; the setting aside of such monies, in trust, for the proper purpose shall constitute proper application by the Trustee; and the Trustee shall incur no liability whatsoever to any Bondholder or to any other person for any delay in applying any such monies, so long as the Trustee acts with reasonable diligence, having due regard in the circumstances, and ultimately applies the same in accordance with such provisions of this Indenture as may be applicable at the time of application by the Trustee. Whenever the Trustee shall exercise such discretion in applying such monies, it shall fix the date (which shall be a scheduled payment date, unless the Trustee shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate for the fixing of any such date, and shall not be required to make payment to any Bondholder until such Series 1994 Bonds shall be surrendered to the Trustee for appropriate endorsement, or for cancellation if fully paid.

Section 4.05               Investment of Funds.

                  Monies on deposit to the credit of the Acquisition Fund and the Bond Fund shall be invested by the Trustee at the direction of the Company or, in the absence thereof at Trustee's discretion, in (i) direct obligations of or obligations fully guaranteed by the United States of America or an agency or instrumentality of the United States of America, (ii) certificates of deposit or time deposits of the Original Purchasers or banks or trust companies having combined capital and surplus of at least $10,000,000, or (iii) any short-term U.S. government fund or other investment authorized by law for investment of sinking funds. The Trustee may, unless the Company objects thereto, make any and all investments permitted under this Section through its own bond department or any of its affiliates. Obligations so purchased shall be deemed at all times to be a part of the Acquisition Fund or the Bond Fund, respectively, but may from time to time be sold or otherwise converted into cash, whereupon the proceeds derived from such sale or conversion shall be credited to the Acquisition Fund or the Bond Fund. The Trustee shall redeem or sell, at the best price obtainable, any obligations so purchased, whenever it shall be necessary to do so in order to provide monies to meet any payment required to be made from the Acquisition Fund or the Bond Fund, respectively. Neither the Trustee nor the Issuer shall be liable for any loss resulting from any such investment, nor from failure to preserve rights against endorsers or other prior parties to instruments evidencing any such investment. The Issuer shall have no obligation to invest or direct the investment of the monies on deposit in the funds and accounts under this Trust Indenture. Investment of funds pursuant to this Section shall be limited as to amount, period of time and yield of investment in such manner that no Series 1994 Bonds shall be deemed an "arbitrage bond" under Section 148 of the Code.

Section 4.06               Rebate Fund.

                  There is hereby established with the Trustee a separate trust fund to be known and designated as the "Nebraska Investment Finance Authority, Industrial Development Revenue Bonds (Transcrypt International, Ltd. Project) Series 1994 Rebate Fund" (herein called the "Rebate Fund"). Any amounts deposited and held in the Rebate Fund shall be held to provide for all payments due to the United States under Section 148 of the Code and the Holders of the Bonds shall have no interest or claim upon such monies other than to require their application to such payments. Investment earnings on any monies in the Rebate Fund shall be retained therein. Periodically at times sufficient to provide for any required payments to the United States under Section 148 of the Code and applicable regulations thereunder, at Company's expense, there shall be furnished to Trustee, at the request and expense of Company, an Accountant's report showing the excess, if any, of the amount earned on all "nonpurpose investments" related to the Series 1994 Bonds over the amount which would have been earned if such "nonpurpose investments" were invested at a rate equal to the "yield" on the Series 1994 Bonds. Such report shall be made in accordance with the requirements of Section 148 of the Code and any applicable regulations thereunder and shall set forth the amount required to be transferred to the Rebate Fund. Based upon such report and within fifteen (15) days from the furnishing thereof, the Trustee shall transfer from investment earnings on hand or monies paid by Company into the Rebate Fund an amount equal to such excess. From the Rebate Fund the Trustee shall make payments to the United States in accordance with the requirements of Section 148 of the Code and any applicable regulations thereunder. In making transfers and payments to the United States, Trustee shall be entitled to rely conclusively upon any Accountant's report and letter of instruction furnished to the Trustee by recognized Bond Counsel and may in its discretion consult with recognized Bond Counsel selected in the Trustee's discretion (all costs of which shall be paid by the Company). Monies may be withdrawn from the Rebate Fund and transferred to the Issuer for the benefit of the Company only upon the basis of an Accountant's report accompanied by an opinion of recognized Bond Counsel satisfactory to the Trustee showing the amount and legal authority (whether statute, regulation or ruling of the Internal Revenue Service) for such withdrawal. All earnings on amounts transferred to the Rebate Fund shall be transferred to the United States as to the extent required under Section 148 of the Code and applicable regulations thereunder.

                                    ARTICLE V

               PARTICULAR COVENANTS OF THE ISSUER AND THE TRUSTEE

                  Issuer covenants and agrees, so long as the Bonds shall be outstanding and subject to the limitations on its obligations herein set forth, that:

Section 5.01               Payment of Principal, Premium, if any, and Interest;
Limited Obligation.

                  Issuer covenants that it will cause to be paid the principal of, premium, if any, and interest on every Series 1994 Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in said Series 1994 Bonds according to the true intent and meaning thereof, but solely from the amounts pledged therefor pursuant to the Trust Indenture which are from time to time held by Trustee in the Bond Fund and Acquisition Fund. The principal of, premium, if any, and interest on the Series 1994 Bonds are payable solely from certain amounts to be paid by the Company under the Loan Agreement and otherwise as provided herein and in the Loan Agreement, which amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified, and nothing in the Series 1994 Bonds or in this Indenture shall be construed as pledging any other funds or assets of Issuer. NEITHER THE STATE NOR ISSUER NOR ANY POLITICAL SUBDIVISION OF THE STATE SHALL IN ANY EVENT BE LIABLE FOR THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON ANY OF THE SERIES 1994 BONDS OR FOR THE PERFORMANCE OF ANY PLEDGE, OBLIGATION OR AGREEMENT UNDERTAKEN BY ISSUER.

                  The Series 1994 Bonds shall not be general obligations of Issuer but limited obligations payable solely from certain amounts payable under the Loan Agreement (except to the extent paid out of moneys attributable to the proceeds derived from the sale of the Series 1994 Bonds or to income from the temporary investment thereof and, under certain circumstances, to proceeds from insurance and condemnation awards) and shall be a valid claim of the respective Bondholders thereof only against the Bond Fund and other moneys held by Trustee and the amounts payable by the Company under the Agreement which have, under the provisions of this Trust Indenture, been pledged, assigned and otherwise secured for the equal and ratable payment of the Series 1994 Bonds and shall be used for no other purpose than to pay the principal of, premium, if any, and interest on the Series 1994 Bonds, except as may be otherwise expressly authorized in this Indenture. NEITHER ISSUER, THE STATE NOR ANY OTHER POLITICAL SUBDIVISION OF THE STATE SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF OR PREMIUM, IF ANY, ON SUCH SERIES 1994 BONDS OR THE INTEREST THEREON OR OTHER COSTS INCIDENT THERETO. NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF ISSUER, THE STATE NOR ANY POLITICAL SUBDIVISION OF THE STATE IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR PREMIUM, IF ANY, OR INTEREST ON THE SERIES 1994 BONDS OR OTHER COSTS INCIDENT THERETO. THE ISSUER HAS NO TAXING POWER.

                  No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Series 1994 Bond hereby secured, or under any judgment obtained against Issuer or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of this Indenture, shall be had against any member, director, officer, agent or employee as such, past, present or future, of Issuer, either directly or through Issuer or otherwise, for the payment for or to Issuer or any receiver thereof, or for or to any Bondholder of any bond issued hereunder or otherwise, of any sum that may be due and unpaid upon any such Series 1994 Bond. Any and all personal liability of every nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such member, director, officer, agent or employee as such, to respond by reason of any act or omission on his part or otherwise for the payment for or to Issuer or any receiver thereof, or for or to any Bondholder of any Series 1994 Bond issued thereunder or otherwise, of any sum that may remain due and unpaid upon any Series 1994 Bonds thereby secured or any of them, is hereby expressly waived and released as a condition of and consideration for the execution of the Indenture and the issuance of the Series 1994 Bonds.

Section 5.02               Performance of Covenants of Issuer.

                  Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions with respect to Issuer contained in this Indenture and the Loan Agreement, in any and every Series 1994 Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto. Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Series 1994 Bonds authorized hereby and to execute this Indenture, to assign its rights under the Loan Agreement and to pledge the amounts to be paid under the Agreement and other amounts hereby pledged in the manner and to the extent herein set forth, that all action on its part for the issuance of the Series 1994 Bonds and the execution and delivery of this Indenture will have been duly and effectively taken prior to delivery of the Series 1994 Bonds, and that the Series 1994 Bonds in the hands of the Bondholders thereof are and will be valid and enforceable limited obligations of Issuer according to the terms thereof and hereof.

Section 5.03               Instruments of Further Assurance.

                  Issuer will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto Trustee all and singular the amounts pledged hereby to the payment of the principal of, premium, if any, and interest on the Series 1994 Bonds. Issuer, except as herein and in the Loan Agreement provided, will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Project, the amounts, revenues and receipts payable under the Loan Agreement or its rights under the Loan Agreement.

Section 5.04               Recording and Filing.

                  Trustee covenants that it will cause all financing statements related to this Indenture and all supplements thereto and the Agreement and all supplements thereto, as well as such other security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of the Bondholders of the Series 1994 Bonds and the rights of Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by this Indenture.

Section 5.05               Rights Under Loan Agreement.

                  The Loan Agreement sets forth the covenants and obligations of Issuer and Company, including provisions that subsequent to the issuance of Series 1994 Bonds and prior to their payment in full or provisions for payment thereof in accordance with the provisions hereof the Loan Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of Trustee, and reference is hereby made to the Loan Agreement for a detailed statement of said covenants and obligations of Borrower thereunder. The Trustee's rights under the Loan Agreement are separable, absolute and unconditional.

Section 5.06               Arbitrage and Tax Covenants.

                  Issuer shall not use any proceeds of the Series 1994 Bonds or any other funds of Issuer, directly or indirectly, to acquire any securities or obligations, and shall not use any amounts received by Issuer pursuant to the Loan Agreement in any manner, and shall not take any other action or actions which would cause any Series 1994 Bond to be an "arbitrage bond" within the meaning of Section 148 of the Code, or the applicable Treasury Regulations promulgated thereunder or which would otherwise cause interest on the Series 1994 Bonds to become subject to federal income tax.

                  At the request of the Trustee or the Company, and upon being fully indemnified for any costs, the Issuer shall at all times do and perform all acts agreed to by Issuer and things permitted by law and necessary or desirable and agreed to by Issuer in order to assure that interest paid by Issuer on the Series 1994 Bonds shall, for the purposes of federal income tax, be exempt from all income taxation under any valid provision of law.

                  Trustee covenants and agrees not to use or invest any funds in the Bond Fund or Acquisition Fund in a manner to cause the Bonds to be treated as arbitrage bonds under the Code.

Section 5.07               No Disposition of Trust Estate.

                  Except as permitted by this Indenture, Issuer shall not sell, lease, pledge, assign or otherwise encumber or dispose of its interest in the Trust Estate.

Section 5.08               Access to Books.

                  All books and documents in the possession of Trustee relating to the Project, the revenues from the Agreement and the Trust Estate shall at all reasonable times be open to inspection by such accountants or other agencies as Issuer may from time to time designate. All books and documents, if any, in the possession of the Issuer relating to the Project and the revenues from the Agreement and the Trust Estate shall at all reasonable times be open to inspection by Trustee.

                                   ARTICLE VI

                               TAXES AND INSURANCE

Section 6.01               Taxes, Other Governmental Charges, Liens and
                           Utility Charges.

                  Pursuant to the Loan Agreement, the Company has agreed to pay and discharge, before any penalty attaches thereto, all taxes, assessments, utility charges and other governmental charges imposed upon or against the Trust Estate or upon or against the Bonds and the indebtedness secured hereby, and will not suffer to exist any mechanics', construction, statutory or other lien on the Trust Estate or any part thereof unless consented to by the Trustee in writing.

                  Nothing in this Section 6.01 shall require the payment or discharge of any obligation imposed upon the Company by this Section so long as the Company, upon first notifying the Trustee of its intent to do so, shall in good faith and at the expense of the Company contest the same or the validity thereof by appropriate legal proceeding which permit the items contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom, unless the Trustee shall notify the Issuer and the Company that, in its opinion, by non-payment of any such items, the lien of this Trust Indenture as to any part of the Trust Estate will be materially endangered or the Trust Estate, or any part thereof, will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly by the Company.

Section 6.02               Insurance.

         (a) So long as any Bonds are outstanding, the Company agrees to procure and maintain continuously in effect with respect to the Project policies of insurance against such risks and in such amounts as are customary for a prudent owner of property comparable to that comprising the Project. Prior to the completion date, Company shall provide for or procure and maintain builders risk insurance against such risks and in such amounts as are customary for a prudent owner or contractor of property comparable to the Project, and shall furnish to Trustee a certificate naming Trustee as a loss payee. Thereafter, and without limiting the generality of the foregoing provision, the Company specifically agrees to maintain the following insurance coverages:

                  (i) Direct damage insurance covering loss from fire, "all risks," vandalism and malicious mischief in an amount not less than the then unpaid principal balance of the Series 1994 Bonds, which policies shall be subject to no coinsurance clause and may include a deductibility provision not exceeding $10,000;

                  (ii) General liability insurance against liability for injuries to or death of any person or damage to or loss of property arising out of or in any way relating to the condition of the Project or any part thereof in an amount not less than $1,000,000 single limit coverage, provided that the requirements of this subparagraph (ii) with respect to the amount of insurance may be satisfied by an excess coverage policy;

                  (iii) Workmen's compensation coverage to the extent required by then applicable law; and

                  (iv) Insurance against such other casualties and contingencies as Trustee may from time to time require, if such insurance against such other casualties and contingencies is available, all in such manner and for such amounts as may be reasonably satisfactory to the Trustee.

         (b) All insurance provided for in subsection (a) shall be effective under a valid and enforceable non-assessable policy or policies.

         (c) All policies of insurance required by Section 6.02(a)(i) shall be written in the names of the Company and Trustee as their respective interests may appear and shall provide that the proceeds of such insurance shall be payable to the Trustee pursuant to a standard clause to be attached to each such policy.

         (d) The Company agrees to deposit with the Trustee annually certificates of the respective insurers evidencing that the insurance required by this Section 6.02 is in force and effect. Each policy of insurance herein required shall contain a provision, by endorsement or otherwise, that the insurer shall not cancel, refuse to renew or materially modify it without giving written notice to the Trustee at least 30 days before the cancellation, nonrenewal or modification becomes effective. Before the expiration of any policy of insurance herein required, the Company shall furnish the Trustee with evidence satisfactory to the Trustee that the policy has been renewed or replaced by another policy conforming to the provisions of this Section 6.02 or that there is no necessity therefor under the terms hereof. In lieu of separate policies, the Company may maintain blanket policies having the coverage required herein, provided original counterparts of such insurance, or such other evidence as may be required by the Trustee in its discretion, as deposited with the Trustee.

Section 6.03               Advances.

                  If the Company shall fail to comply with any of the terms, covenants and conditions herein with respect to the procuring of insurance, the payment of taxes, assessments and other charges, the keeping of the Property in repair, or any other term, covenant or condition herein contained, the Trustee may make advances to perform the same and, where necessary, enter the

Project for the purpose of performing any such term, covenant or condition. All sums so advanced shall be secured hereby in priority to the indebtedness evidenced by the Bonds and shall bear interest at the highest rate allowed by law until paid, but no such advance shall be deemed to relieve any default hereunder.

                                   ARTICLE VII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

Section 7.01               Application of Insurance Proceeds.

                  All proceeds of insurance maintained pursuant to subsection
(a)(i) of Section 6.02 hereof shall be paid and applied in the manner set forth in the Loan Agreement.

Section 7.02               Application of Condemnation Award.

                  Should any of the Trust Estate be taken by exercise of the power of eminent domain, any award or consideration for the property so taken shall be paid over to the Trustee and shall be applied first to the payment of all costs and expenses incurred in obtaining such award or consideration and then, if no "Event of Default" has occurred and is continuing under the Loan Agreement, or this Trust Indenture, at the option of the Company, to the restoration, repair, modification or improvement of the Project, without affecting the lien of this Trust Indenture. If such an Event of Default has occurred and is continuing under the Loan Agreement or this Trust Indenture, or if the Company so elects, or if by virtue of the nature or extent of the taking the Project cannot reasonably be restored or repaired, the net proceeds shall be applied by the Trustee to the payment or prepayment of the Series 1994 Bonds, any balance remaining after payment in full of the Series 1994 Bonds and all other amounts secured by the Trust Indenture and payment of any expenses of the Trustee or the Issuer shall be paid to the Company. The Trustee is authorized at its option to compromise and settle all awards or consideration for the property so taken. No interest shall be payable on any award while held by any Trustee. Proceeds of condemnation awards with respect to the Project shall be paid and applied in the manner set forth in the Loan Agreement.

                                  ARTICLE VIII

                   DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE

Section 8.01               Events of Default.

                  If any of the following events occur, it is hereby defined as and declared to be and to constitute an Event of Default:

         (a) If payment of any installment of principal or interest on any Series 1994 Bonds shall not be made when the same shall become due and payable (whether at maturity, upon acceleration or otherwise); or

         (b) If the Company defaults in the due and punctual performance of any of the covenants, conditions, agreements and provisions contained in the Loan Agreement or in this Trust Indenture and such default continues for a period of 60 days after written notice, specifying such default and requiring the same to be remedied, shall have been given to the Company by the Issuer or the Trustee; or

         (c) If any "Event of Default," as that term is defined in the Loan Agreement, shall have occurred and be continuing; or

         (d) If any representation or warranty made in writing by or on behalf of the Issuer or the Company in this Trust Indenture, in the Loan Agreement, or in any financial statement, certificate or report furnished in order to induce the Bondholder to purchase the Series 1994 Bonds shall prove to have been false or incorrect in any material respect, or materially misleading, as of the time such representation or warranty was made; or

         (e) If a petition commencing a case under Title 11 of the United States Code, as now constituted or as hereafter amended, shall be filed by or against the Company and, unless such petition shall have been dismissed, nullified, stayed or otherwise rendered ineffective (but then only so long as such stay shall continue in force or such ineffectiveness shall continue), all the obligations of the Company under the Loan Agreement shall not have been and shall not continue to be duly assumed within the time provided and otherwise in accordance with the provisions of 11 U.S.C. Section 365 by a trustee or trustees appointed (whether or not subject to ratification) in such proceedings in such manner that such obligations shall have the same status as expenses of administration and obligations incurred by such trustee or trustees; or

         (f) If any other proceeding shall be commenced by or against the Company for any relief which includes or might result in any modification of the obligations of the Company hereunder under any bankruptcy or insolvency laws or laws relating to the relief of debtors, readjustments of indebtedness, reorganizations, arrangements, compositions or extensions (other than a law which does not permit any readjustments of the obligations of the Company hereunder), and, unless such proceedings shall have been dismissed, nullified, stayed or otherwise rendered ineffective (but then only so long as such stay shall continue in force or such ineffectiveness shall continue), all the obligations of the Company under the Loan Agreement shall not have been and shall not continue to be duly assumed in writing within 60 days after such proceedings shall have been commenced, pursuant to a court order or decree, by a trustee or trustees or receiver or receivers appointed (whether or not subject to ratification) for the Company or for the property of the Company in connection with any such proceedings in such manner that such obligations shall have the same status as expenses of administration and obligations incurred by such trustee or trustees or receiver or receivers; or

         (g) If the Company shall at any time become insolvent within the meaning of 11 U.S.C. Section 101(26), as now constituted or hereafter amended, or shall cease generally to pay its debts as such debts become due.

Section 8.02               Remedies.

         (a) Upon the occurrence of an Event of Default, the Trustee may, and upon direction of the owners of a majority of the principal amount of Series 1994 Bonds then Outstanding shall, declare the entire unpaid principal of and accrued interest on the Bonds, and including all sums advanced hereunder to be forthwith due and payable, and thereupon the Bonds, including principal and all interest thereof, shall be and become immediately due and payable without presentment, demand or further notice of any kind.

         (b) Upon the occurrence and continuation of an Event of Default, or in case the principal of the Bonds shall have become due and payable, whether by lapse of time or by acceleration, then and in every such case the Trustee may proceed to protect and enforce its rights by a suit or suits in equity or at law, either for the specific performance of any covenant or agreement contained herein, in the Loan Agreement, in the Deed of Trust, or in the Bonds, or in aid of the execution of any power herein or therein granted, or for the foreclosure of the Deed of Trust or exercise of the power of sale with respect thereto, or pursuit of its remedies as a secured creditor under the Nebraska Uniform Commercial Code, or for the enforcement of any other appropriate legal or equitable remedy.

         (c) Anything to the contrary herein notwithstanding, it is specifically understood and agreed that all funds advanced and furnished by the Trustee and utilized in the performance of the obligations of the Issuer or the Company herein shall be deemed obligatory advances by the Trustee regardless of the identity of the persons or entities to whom such funds are furnished or advanced. Any and all sums advanced by the Trustee in the exercise of its judgment that such advances are needed to protect or complete the rehabilitation or any part thereof or to protect its security shall be deemed obligatory advances under this Trust Indenture and considered a part of the Issuer's indebtedness to the Bondholders, and, notwithstanding that the aggregate of all advances made by the Trustee shall exceed the principal amount of the Bonds, the entire amount of such advances shall be secured by this Trust Indenture.

         (d) If the Company shall fail to pay or cause to be paid any real estate tax or assessment or if the Issuer shall fail to perform or observe any other term, covenant, condition or obligation required to be performed or observed by the Issuer under this Trust Indenture or if the Company shall fail to perform or observe any term, covenant, condition or obligation required to be performed or observed by the Company under the Loan Agreement, without limiting the generality of any other provision of this Trust Indenture and without waiving or releasing the Issuer or the Company from any of their respective obligations, the Trustee shall have the right, but shall be under no obligation, to pay any such tax, assessment or other payment, and may perform any other act or take such action as may be appropriate to cause such other term, covenant, condition or obligation to be promptly performed or observed on behalf of the Issuer or the Company, and the Company shall permit the Trustee to enter upon the Project with or without notice and to do anything thereon or thereto which the Trustee shall deem necessary or prudent for such purpose.

         (e) If the Trustee shall make any payment or perform any act or take action in accordance with the preceding paragraph the Trustee, within 60 days thereafter, will give to the Company written notice of the making of any such payment, the performance of any such act or the taking of any such action. All moneys expended by the Trustee in connection therewith (including, but not limited to, legal expenses including reasonable attorneys' fees and disbursements), together with interest thereon at the highest rate allowed by law from the date of each such expenditure, shall be secured by this Trust Indenture, and the Trustee shall have, in addition to any other right or remedy of the Trustee, the same rights and remedies in the event of nonpayment of any such sums by the Company as in the case of a default in the payment of the Bonds.

         (f) Anything herein to the contrary notwithstanding, the Trustee shall have and be entitled to exercise any and all rights, remedies and powers, whether or not herein expressly authorized or provided, allowed by the law of the State of Nebraska, and all such rights, remedies and powers shall be cumulative and in addition to the rights, remedies and powers hereinabove granted and conferred, and in the event any of the rights, remedies or powers hereinabove granted and conferred shall not be permitted or granted or shall not be in conformity with the law of the State of Nebraska, then the Trustee shall have and be entitled to exercise such rights, remedies and powers allowed, granted or permitted under the law of the State of Nebraska, the same as if specifically recited and provided herein.

         (g) No remedy conferred upon or reserved to the Trustee or in this Trust Indenture or any other agreement is intended to be exclusive of any other remedy or remedies, and each and every power or remedy herein specifically given shall be in addition to every other power or remedy, existing or implied, given now or hereafter existing at law or in equity, and each and every power and remedy herein specifically given or otherwise so existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee, and the exercise or the beginning of the exercise of one power or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter of any other power or remedy. No delay or omission of the Trustee in the exercise of any right or power accruing hereunder shall impair any such right or power or be construed to be a waiver of any default or acquiescence therein. In case the Trustee shall have proceeded to enforce any right under this Trust Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned because of waiver or for any other reason, or shall have been determined adversely, or set aside or declared invalid, then, and in each and every such case, the Issuer and the Trustee shall severally and respectively be restored to their former position and rights hereunder in respect of the Trust Estate, and all rights, remedies and powers of the Issuer and the Trustee shall continue as though no such proceedings had been taken.

Section 8.03               Appointment of Receiver.

                  After the happening of any Event of Default and during its continuation, or upon the commencement of any proceedings to enforce any right of the Trustee, the Trustee shall be entitled, as a matter of right, if Trustee shall so elect in its absolute discretion, without the giving of notice to any other party and without regard to the solvency of any person or the adequacy or inadequacy of any security for the indebtedness, forthwith either before or after declaring the unpaid principal of the Bonds to be due and payable, to the appointment of a receiver or receivers, to the extent permitted by law, and the Trustee may be appointed as such receiver. Such receiver shall have full power to collect the rents, revenues, issues, income and profits from the Project and all other powers necessary or incidental for the protection, possession, control, management and operation of the Project. Such receiver shall also have full power and authority to maintain, restore and keep insured the Project and to pay all rents, taxes, assessments and other charges arising in connection therewith.

Section 8.04               Proceeds of Sale or Other Enforcement Remedies.

                  Upon any receipt of funds pursuant to Trustee's enforcement of its remedies hereunder, such proceeds shall be paid in the following order:

         (a) To Trustee all amounts advanced hereunder or under the Loan Agreement and remaining unpaid.

         (b) All Trustee's fees, court costs, attorneys' fees, receivers' fees and receivership expenses, appraiser's fees, expenditures for documentary and expert evidence, stenographer's charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all abstracts of title, title searches and examinations, title guarantee policies, Torrens certificates and similar data with respect to title which the Trustee may deem necessary, all of which fees and expenses shall be reasonable, together with all fees and expenses of the Issuer.

         (c) To the Bondholders as specified in Section 4.04 hereof.

                  The proceeds of any sale or other enforcement of remedies hereunder shall be distributed and applied to the items described in (a), (b) and (c), in the order of their listing, and any surplus of the proceeds of such sale after payment of the items described in (a), (b) and (c) shall be paid to Company.

Section 8.05               Waiver of Event of Default; Forbearance.

                  The Trustee may waive any Event of Default hereunder and its consequences and rescind any declaration of acceleration of principal. No forbearance by the Trustee in the exercise of any right or remedy hereunder shall affect the ability of the Trustee to thereafter exercise any such right or remedy.

Section 8.06               Limitation on Exercise of Remedies by Bondholders.

                  No owner of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or any other remedy hereunder, unless (i) an Event of Default has occurred of which the Trustee has knowledge, (ii) the owners of a majority in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee, shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, and (iii) the Trustee shall thereafter fail or refuse to exercise the powers herein granted or to institute such action, suit or proceeding in its own name; and such knowledge and request are hereby declared in every case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder, it being understood and intended that no one or more Bondholders shall have any right in any manner whatsoever to affect, disturb or prejudice this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had an maintained in the manner herein provided and for the equal benefit of the Holders of all Bonds then Outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any Bondholder to payment of the principal of and interest on any Bond at and after the maturity thereof or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective Bondholder thereof at the time, place, from the source and in the manner herein and in the Bonds expressed.

Section 8.07               Right of Bondholders to Direct Proceedings.

                  Anything in this Indenture to the contrary notwithstanding, the Holders of a majority in aggregate principal amount of Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01               Acceptance of Trust and Prudent Performance Thereof.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing of all such Events of Default as may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Trust Indenture. The Trustee shall during the existence of any Event of Default which has not been cured exercise such of the rights and powers vested in it by this Trust Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Trust Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct except that:

         (a) Prior to an Event of Default hereunder, and after the curing of all Events of Default which may have occurred:

             (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Trust Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Indenture, and no implied covenants or obligations shall be read into this Trust Indenture against the Trustee; and

             (ii) In the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the trust of the statements and the correctness of the opinions expressed therein, upon any certificate or opinion furnished to the Trustee conforming to the requirements of this Indenture;

         (b) At all times, regardless of whether or not any Event of Default shall exist:

             (i) The Trustee shall not be liable for any error of judgment made in good faith by the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

             (ii) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in aggregate principal amount of all the Series 1994 Bonds at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Trust Indenture unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

Section 9.02               Trustee May Rely Upon Certain Documents and
                           Opinions.


         (a) The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (b) Any request, direction, election, order, certification or demand of the Issuer or the Company shall be sufficiently evidenced by an instrument signed by an Authorized Issuer Representative or the Company, as the case may be (unless otherwise in this Indenture specifically prescribed), and any resolution of the Issuer may be evidenced to the Trustee by a certified resolution.

         (c) The Trustee may consult with counsel (who may be counsel for the Issuer), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

         (d) Whenever in the administration of the trust of this Trust Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate of the Issuer and such certificate of the Issuer shall, in the absence of negligence or bad faith on the part of the Trustee, be full warrant to the Trustee for any action taken or suffered by it under the provisions of this Indenture upon the faith thereof.

Section 9.03               Trustee Not Responsible for Indenture Statements,
                           Validity.

                  The Trustee shall not be responsible, except as set forth in
Section 5.04 hereof, for any recital or statement herein, or in the Series 1994 Bonds (except in respect of the certificate of the Trustee endorsed on such Series 1994 Bonds), for the recording or re-recording, filing or refiling of this Trust Indenture, or for the validity of the execution by the Issuer of this Trust Indenture, the Loan Agreement, the Resolution or of any supplemental instrument or for the sufficiency of the security of the Series 1994 Bonds issued hereunder or intended to be secured hereby, or for the value or title of any of the Trust Estate, or otherwise as to the maintenance of the security hereof; and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenant, condition or agreement on the part of the Issuer except as herein set forth, but the Trustee may require of the Issuer full information as to the performance of the covenants, conditions and agreements aforesaid. The Trustee shall not be accountable for the use of any Series 1994 Bonds authenticated or delivered hereunder or of any of the proceeds of the Series 1994 Bonds, other than to disburse the proceeds pursuant to this Trust Indenture.


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
Section 9.04               Limits on Duties and Liabilities of Trustee..

                  The permissive rights of the Trustee to do things enumerated in this Trust Indenture shall not be construed as a duty of the Trustee and the Trustee shall be answerable only for its own negligence or default. The Trustee shall not be required to give any bond or surety in respect of the execution of the said trust and powers or otherwise in respect of the Project. The Trustee shall not be liable for any debts contracted or for damages to persons or to personal property injured or damaged, or for salaries or nonfulfillment of contracts during any period in which it may be in the possession of or managing the real and tangible personal property of the Trust Estate as in this Trust Indenture provided, if such debts, damages, salaries or contracts have been incurred, suffered, earned or made in connection with the possession or management of such property.

Section 9.05               Obligation of Trustee.

                  The Trustee shall be under no obligation to institute any suit, or to take any proceeding under this Trust Indenture, or to enter any appearance or in any way defend any suit in which it may be a defendant, or to take any steps in the execution of the trust hereby created or in the enforcement of any rights and powers hereunder, until it shall have reasonable grounds for believing that repayment of all costs, expenses, outlays, counsel fees and other reasonable disbursements in connection therewith and adequate indemnity against all risk and liability is reasonably assured to it pursuant to the provisions of this Trust Indenture, by the Company or by the Bondholders; the Trustee may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee, without assurance of reimbursement or indemnity, and in such case the Company shall reimburse the Trustee for all costs, expenses, outlays, counsel fees and other reasonable disbursements properly incurred in connection therewith. If the Company shall fail to make such reimbursement, the Trustee may reimburse itself from any monies in its possession under the provisions of this Trust Indenture and shall be entitled to a preference therefor over any of the Series 1994 Bonds outstanding hereunder.

Section 9.06               Notice to Holders.


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
                  The Trustee shall give to the Bondholders written notice of all Events of Default known to the Trustee within 60 days after the occurrence of an Event of Default unless such Event of Default shall have been cured before the giving of such notice; provided that, except in the case of default in the payment of any installment of principal or interest on any of the Series 1994 Bonds, the Trustee shall be protected in withholding such notice if and so long as it in good faith determines that the withholding of such notice is in the interest of the Bondholders; and further provided that no such notice shall be given unless and until any such defaults become an Event of Default.


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
Section 9.07 Right of Trustee to Perform Certain Acts on Failure of Company.

                  In case Company shall fail to pay or to cause to be paid any tax, assessments or governmental or other charge upon any part of the Trust Estate, to the extent, if any, that Company may be liable for same, the Trustee may pay such tax, assessment or other governmental charge without prejudice, however, to any rights of Trustee arising in consequence of such failure; and any amount at any time so paid under this paragraph, with interest thereon from the date of payment at the highest rate allowed by law shall be repaid by Company upon demand, and shall become so much additional indebtedness secured by this Trust Indenture, and the same shall be given a preference in payment over the Series 1994 Bonds, and shall be paid out of the Project revenues or other proceeds of the Trust Estate if not otherwise paid by Company, but the Trustee shall be under no obligation to make any such payment.

Section 9.08               Compensation of Trustee.

                  The Trustee shall have a first lien, with right of payment prior to payment on account of interest or principal of any Series 1994 Bonds issued hereunder, for reasonable compensation, expenses, advances and counsel fees incurred in and about the execution of the trusts hereby created and in the exercise and performance of the powers and duties of the Trustee hereunder made or incurred by the Trustee in and about the execution of the trust hereby created and to reimburse the Trustee therefor if such expenses are paid by it. The Company shall pay to the Trustee reasonable compensation for its services in the premises pursuant to Section 4.04 of the Loan Agreement. The compensation of the Trustee shall not be limited to or by any provision of law in regard to the compensation of trustees of an express trust. In no event shall the Issuer have any obligation with respect to the payment of any fees or expenses of the Trustee.

Section 9.09               Trustee May Hold Series 1994 Bonds.

                  The Trustee may acquire and hold, or become the pledgee of, any of the Series 1994 Bonds, and otherwise deal with the Issuer or the Company in the same manner and to the same extent and with like effect as though it were not Trustee hereunder.


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
Section 9.10               Resignation or Removal of Trustee.

                  The Trustee may resign and be discharged from the trust created by this Trust Indenture by giving to the Issuer, the Company and the Bondholders 30 days' notice in writing of such resignation, specifying a date when such resignation shall take effect, provided that no such resignation shall take effect until a successor shall be appointed. Such resignation shall take effect on the day specified in such notice, provided a successor shall have been appointed unless previously a successor trustee shall have been appointed by the Bondholders as hereinafter provided, in which event such resignation shall take effect immediately on the appointment. Trustee may be removed at any time for failure to perform its obligations set forth in this Indenture by an instrument or instruments in writing, appointing a successor to the Trustee so removed, filed with the Trustee and executed by the Bondholders of a majority in principal amount of the Series 1994 Bonds hereby secured and then outstanding, or by the Issuer, if requested by the Company.

Section 9.11               Appointment of Successor Trustee.

                  In case at any time the Trustee shall resign or shall be removed or otherwise shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or if a public supervisory office shall take charge or control of the Trustee or of its property or affairs, a vacancy shall forthwith and ipso facto be created in the office of such Trustee hereunder, and a successor shall be appointed by the holders of a majority in principal amount of the Series 1994 Bonds hereby secured and then outstanding by an instrument or instruments in writing filed with the Trustee and executed by such Bondholders, notification thereof being given to the Issuer and Company. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this paragraph within 30 days after vacancy shall have occurred in the office of Trustee, the holder of any Bond hereby secured or the retiring Trustee may apply to any court of competent jurisdiction to appoint a successor trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor trustee.


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
Section 9.12               Transfer of Rights and Property to Successor
                           Trustee.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, upon the written request of any Bondholder or the Issuer, deliver an instrument conveying all the Trust Estate to its successor. Should any assignment, conveyance or instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor Trustee the estate, rights, powers and duties hereby vested or intended to be vested in the predecessor Trustee, any and all such assignment, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

Section 9.13               Annual Reports.

                  It shall be the duty of the Trustee, on or before the last day of September in each year or such other times as shall be reasonably requested by the Issuer, to file with Company and the Issuer an annual statement setting forth in respect to the preceding calendar year:

         (a) The amount withdrawn or transferred by it and the amount deposited with it on account of each fund and account held by it under the provisions of this Trust Indenture or the Loan Agreement;

         (b) The amount on deposit with it at the end of such preceding calendar year to the credit of each such fund or account;

         (c) A brief description of all obligations held by it as an investment of monies in each such fund or account;

         (d) The amount applied to the purchase or prepayment of the Series 1994 Bonds under the provisions of this Indenture; and

         (e) Any other information which the Company or the Issuer may reasonably request.

                  All records and files pertaining to the Trust Estate in the custody of the Trustee shall be open at all reasonable time to the inspection of the Issuer, the Company, the Bondholders and their respective agents and their representatives.

                                    ARTICLE X

                                 THE BONDHOLDERS

Section 10.01              Execution of Instruments by Bondholders.

                  Any request, direction, consent or other instrument in writing required by this Trust Indenture to be signed or executed by the Bondholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by the Bondholder in person or by an agent duly appointed by an instrument in writing. Proof of the execution of such instrument and of the ownership of the Bonds shall be sufficient for any purpose of this Trust Indenture, and shall be conclusive in favor of the Trustee with regard to any, action taken by it under such instrument, if made in the following manner:

         (a) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments of deeds to be recorded within such jurisdiction,


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
to the effect that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution; and

         (b) The ownership of the Series 1994 Bonds shall be proved by the registration books kept under the provisions of this Trust Indenture. Nothing contained in this paragraph shall be construed as limiting the Trustee to the proof above specified, it being intended that the Trustee may accept any other evidence of the matter herein stated which to it may seem sufficient. Any request or consent of any holders of the Series 1994 Bonds shall bind every future holder of the same Series 1994 Bonds in respect of anything done by the Trustee in pursuance of such request or consent.

Section 10.02              Waiver of Notice.

                  Any notice or other communication required by this Trust Indenture to be given by delivery, publication or otherwise to the Bondholders or any one or more of them may be waived, at any time before such notice of communication is so required to be given, by a writing mailed or delivered to the Trustee by the holders of all of the Series 1994 Bonds entitled to such notice or communication.

Section 10.03              Determination of Bondholder Concurrence.

                  In determining whether the holders of the requisite aggregate principal amount of the Series 1994 Bonds have concurred in any demand, request, direction, consent or waiver under this Trust Indenture, Series 1994 Bonds which are known by the Trustee to be owned by the Issuer or the Company shall be disregarded and deemed not to be outstanding for the purpose of any such determination. The Series 1994 Bonds so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Series 1994 Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by or under common control with the Issuer or the Company. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

Section 10.04              Bondholders' Meeting.

                  A meeting of the Bondholders may be called at any time and from time to time by the Trustee or by the holders of a majority of the principal amount of the Series 1994 Bonds at the time outstanding for any of the following purposes:

         (a) To give any notice to the Issuer or to the Trustee, or to give any direction to the Trustee, or to make any request of the Trustee, or to consent to the waiving of any event of default


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
hereunder and its consequences, or to take any other action authorized to be taken by Bondholders pursuant to any of the provisions hereof;

         (b) To remove the Trustee or appoint a successor trustee pursuant to the provisions hereof;

         (c) To consent to the execution of an indenture or indentures supplemental hereto;

         (d) To consent to any amendment of the Loan Agreement or to any instrument supplemental to the Loan Agreement; or

         (e) To take any other action authorized to be taken by or on behalf of the holders of any percentage of the outstanding Series 1994 Bonds under any other provision of this Indenture or under applicable law.

                                   ARTICLE XI

                             PAYMENT AND DEFEASANCE

Section 11.01              Payment and Discharge of Indenture.

         (a) If there shall be deposited with the Trustee money or funds in the necessary amount to pay or redeem all the Series 1994 Bonds then outstanding, as provided in paragraph 12.04; or

         (b) If there shall be delivered to the Trustee (i) proof satisfactory to the Trustee that notice of redemption of all of the outstanding Series 1994 Bonds not surrendered or to be surrendered to it for cancellation has been given or waived, or that arrangements satisfactory to the Trustee have been made insuring that such notice will be given or waived, or (ii) a written instrument executed by the Issuer, at the direction of the Company and expressed to be irrevocable authorizing the Trustee to give such notice for and on behalf of the Issuer, or (iii) a waiver of such notice of redemption signed by the holders of all such outstanding Series 1994 Bonds and, in any such case, deposit with the Trustee before the date on which the Series 1994 Bonds are to be prepaid, the entire amount of the redemption price, including accrued interest and premium, if any; or

         (c) If there shall be surrendered to the Trustee for cancellation each of the Series 1994 Bonds;

then and in such case, all the Trust Estate shall revert to the Issuer, and the entire estate, right, title and interest of the Trustee, and of the Bondholders in respect thereof, shall thereupon cease, determine and become void; and the Trustee in such case, upon the cancellation of all Series 1994 Bonds for the payment of


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
which cash shall have been deposited in accordance with the provisions of this Trust Indenture, shall, upon receipt of a written request of the Issuer, a certificate from an Accountant that such amounts are adequate and of an opinion of counsel as to compliance with conditions precedent, and at Company's cost and expense, execute to the Issuer, or its order, proper instruments acknowledging satisfaction of this Trust Indenture and surrender to the Issuer or its order all cash and deposited securities (other than cash for the payment of the Series 1994 Bonds and interest and premium thereof), if any, which shall then be held hereunder as a part of the Trust Estate.

Section 11.02              Series 1994 Bonds Deemed Not Outstanding After
                           Deposit.

                  When funds shall have been deposited at any time with the Trustee in the necessary amount to pay or redeem all the Series 1994 Bonds then outstanding, then upon such deposit all such Series 1994 Bonds shall cease to be entitled to any benefit or security of this Trust Indenture except the right to receive the funds so deposited, and the Series 1994 Bonds shall be deemed not to be outstanding hereunder; and it shall be the duty of the Trustee to hold the cash and securities so deposited for the benefit of the holders of such Series 1994 Bonds and from and after such date, redemption date or maturity, interest on such Series 1994 Bonds thereof called for redemption shall cease to accrue.

Section 11.03              Defeasance of Series 1994 Bonds.

                  Any Bond shall be deemed to be paid within the meaning of this
Section 11.04 and for all purposes of this Trust Indenture after (a) payment of the principal of, premium, if any, and interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption or acceleration as provided herein), either (i) shall have been made or caused to be made out of moneys available for such purpose in accordance with the terms hereof, or (ii) shall have been provided by irrevocably depositing with Trustee, in trust and irrevocably set aside exclusively for such payment (1) moneys sufficient to make such payment and/or (2) direct obligations of or obligations fully guaranteed by the United States of America maturing as to principal and interest in such amount and at such time as will insure the availability of sufficient moneys to make such payment ("Governmental Obligations"); and (b) all necessary and proper fees, compensation and expenses of Trustee and Issuer pertaining to the Series 1994 Bonds with respect to which such deposit is made shall have been paid or the payment thereof provided for to the satisfaction of Trustee. At such time as a Series 1994 Bond shall


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
be deemed to be paid hereunder, as aforesaid, such Series 1994 Bonds shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Governmental Obligations.

                  Notwithstanding the foregoing, no deposit under clause (a)(ii) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until (a) proper notice of redemption of such Series 1994 Bonds shall have been previously given in accordance with Section 2.13 of this Trust Indenture, or in the event said Series 1994 Bonds are not to be redeemed within the next succeeding sixty (60) days, until the Company shall have given Trustee, on behalf of Issuer, in form satisfactory to Trustee, irrevocable instructions to notify, as soon as practicable, the owners of the Series 1994 Bonds, in accordance with Section 2.13 hereof, that the deposit required by (a)(ii) above has been made with Trustee and that said Series 1994 Bonds are deemed to have been paid in accordance with this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and the applicable redemption premium, if any, on said Series 1994 Bonds, plus interest thereon to the due date thereof; or (b) the maturity of such Series 1994 Bonds.

                  All monies so deposited with Trustee as provided in this Section may at the direction of the Company also be invested and reinvested in Governmental Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Governmental Obligations in the hands of Trustee pursuant to this Section which is not required for the payment of the Series 1994 Bonds and interest and premium, if any, thereon with respect to which such moneys shall have been so deposited shall be deposited in the Bond Fund as and when realized and collected for use and application as are other moneys deposited in the Bond Fund.

                  Issuer and Trustee hereby covenant that no deposit will be made or accepted hereunder and no use made of any such deposit which would cause the Series 1994 Bonds to be treated as arbitrage bonds within the meaning of
Section 148 of the Code.

                  Notwithstanding any provision of any other Section of this Trust Indenture which may be contrary to the provisions of this Section , all moneys or Governmental Obligations set aside and held in trust pursuant to the provisions of this Section for the payment of Series 1994 Bonds (including interest and premium thereon, if any) shall be applied to and used solely for the payment of the particular Series 1994 Bonds (including interest and premium thereon, if any) with respect to which such moneys and Governmental Obligations have been so set aside in trust.

                  Anything in Article XII and this Section to the contrary notwithstanding, if money or Governmental Obligations have been deposited or set aside with Trustee pursuant to this Section for the payment of Series 1994 Bonds and such Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this Section shall be made without the consent of the holder of each Series 1994 Bonds affected thereby.

                                   ARTICLE XII

                             SUPPLEMENTAL INDENTURES

Section 12.01              Purposes for Which Supplemental Indentures May be
                           Executed.

                  The Issuer, upon resolution, and the Trustee from time to time and at any time, subject to the conditions and restrictions in this Trust Indenture contained, may enter into such indentures supplemental hereto as may or shall by them be deemed necessary or desirable without the consent of any Bondholder for any one or more of the following purposes, among others:

         (a) To correct the description of any revenues and income hereby,pledged or intended so to be, or to assign, convey, pledge or transfer and set over unto the Trustee, subject to such liens or other encumbrances as shall be therein specifically described, additional revenues or collateral of the Company for the equal and proportional benefit and security of the Bondholders at any time issued and outstanding under this Trust Indenture, subject, however, to the provisions hereinabove set forth with respect to the extension of the time for payment of the Series 1994 Bonds and interest thereon;

         (b) To add to the covenants and agreements of the Issuer contained in this Trust Indenture other covenants and agreements thereafter to be observed;

         (c) To evidence the succession of any other department, agency, body or corporation to the Issuer and the assumption by such successor of the covenants, agreements and obligations of the Issuer in the Bonds hereby secured and in this Trust Indenture and in any and every supplemental indenture contained;

         (d) To cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this


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
Trust Indenture or any supplemental indenture as the Issuer may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture or any supplemental indenture and which shall not impair the security of the same;

         (e) To modify this Trust Indenture as authorized by the Bondholders pursuant to this Trust Indenture; and

         (f) To modify, eliminate and/or add to the provisions of this Trust Indenture to such extent as shall be necessary to effect the qualification of this Trust Indenture under the Trust Indenture Act of 1939, as then amended, or under any similar federal or state law hereafter enacted, and to add to this Trust Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939, excluding, however, the provisions referred to in Section 316(a) (2) of the Trust Indenture Act of 1939.

Section 12.02              Execution of Supplemental Indenture.

                  The Trustee is authorized to join with the Issuer in the execution of any such supplemental indenture, to make further agreements and stipulations which may be therein contained, and accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects its rights, duties or immunities under this Trust Indenture.

Section 12.03              Discretion of Trustee.

                  In each and every case provided for in this Section (other than a supplemental indenture approved by the holders of a majority in aggregate principal amount of the Series 1994 Bonds as hereinafter provided), the Trustee shall be entitled to exercise its unrestricted discretion in determining whether or not any proposed supplemental indenture or any term or provision therein contained is necessary or desirable, having in view the needs of the Issuer and the respective rights and interest of the Bondholders; and the Trustee shall be under no responsibility or liability to the Issuer, to the Company or to any Bondholder, or to anyone whatever, for any act or thing which it may do or decline to do in good faith subject to the provisions of this paragraph, in the exercise of such discretion.

Section 12.04              Modification of Indenture With Consent of
                           Bondholders.

                  Subject to the terms and provisions contained in this Section, and not otherwise, the holders of not less than a majority in aggregate principal amount of the Series 1994 Bonds then outstanding shall have the right, from time to time, anything contained in this Trust Indenture to the contrary notwithstanding


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
other than as provided in Article XII hereof, to consent to and approve the execution by the Issuer and the Trustee of such indenture or indentures supplemental hereto as shall be deemed necessary or desirable by the Issuer or the Trustee for the purpose of modifying, altering, amending, adding to or rescinding in any particular any of the terms or provisions contained in this Trust Indenture or in any supplemental indenture; provided, however, that nothing herein contained shall permit or be construed as permitting without the unanimous consent of the Bondholders (i) an extension of the maturity of any Series 1994 Bonds issued hereunder or installment thereof, (ii) a reduction in the principal amount of any Series 1994 Bonds or any prepayment premium or the rate of interest thereon, (iii) the creation of a lien upon or a pledge of security ranking prior to or on a parity with the lien or pledge created by this Indenture, (iv) a preference or priority of any Series 1994 Bond or Series 1994 Bonds over any other Series 1994 Bond or Series 1994 Bonds, (v) a reduction in the aggregate principal amount of the Series 1994 Bonds required to consent to such supplemental indenture, or (vi) a reduction in the aggregate principal amount of the Series 1994 Bonds required to waive an Event of Default.

                  Whenever the Issuer shall deliver to the Trustee an instrument or instruments purporting to be executed by the holders of not less than a majority in aggregate principal amount of the Series 1994 Bonds then outstanding, which instrument or instruments shall refer to the proposed supplemental indenture and shall specifically consent to and approve the execution thereof, thereupon the Trustee may execute such supplemental indenture without liability or responsibility to any Bondholder, whether or not such Bondholder shall have consented thereto.

                  If the holders of not less than a majority in aggregate principal amount of the Series 1994 Bonds outstanding at the time of the execution of such supplemental indenture shall have consented to and approved the execution of such supplemental indenture as herein provided, no subsequent Bondholder shall have any right to object to the execution of such supplemental indenture, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof.

Section 12.05              Supplemental Indentures to be Part of Trust
                           Indenture.

                  Any supplemental indenture executed in accordance with any of the provisions of this Section shall thereafter form a part of this Trust Indenture; and all terms and conditions contained in any such supplemental indenture as to any provisions authorized to


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to be contained therein shall be and be deemed to be part of the terms and conditions of this Trust Indenture for any and all purposes, and the respective rights, duties and obligations under this Trust Indenture of the Issuer, the Trustee and all holders of the Series 1994 Bonds then outstanding shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments. If deemed necessary or desirable by the Trustee, reference to any such supplemental indenture or any of such terms or conditions thereof may be set forth in reasonable and customary manner in the text of the Series 1994 Bonds or in a legend stamped on the Series 1994 Bonds.

Section 12.06              Rights of Company Unaffected.

                  Anything herein to the contrary notwithstanding, a supplemental indenture under this Section which adversely affects the rights of the Company under the Loan Agreement or this Indenture, and so long as the Loan Agreement is in effect, shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture. The Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture to the execution and delivery of which the Company has not already consented, together with a copy of the proposed supplemental indenture, to be mailed to the Company at least 30 days prior to the proposed date of execution and delivery of any such supplemental indenture.

                                  ARTICLE XIII

                                  MISCELLANEOUS

Section 13.01              Issuer's Obligations Limited.

                  No recourse under or upon any obligations, covenant or agreement contained in this Trust Indenture or in the Series 1994 Bonds hereby secured, or under any judgment obtained against the Issuer, or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of this Trust Indenture, shall be had against the Issuer. Anything in this Trust Indenture to the contrary notwithstanding, it is expressly understood by the parties hereto that (a) the Issuer may rely exclusively on the truth and accuracy of any certificate, opinion, notice or other instrument furnished to the Issuer by the Trustee or any Bondholder as to the existence of any fact or state of affairs; (b) the Issuer shall not be under any obligation hereunder to perform any record keeping or to provide any legal services, it being understood that such services shall be performed either by the Trustee or by the Bondholders; and (c) none of the provisions of this Indenture shall require the Issuer to expend or risk its


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
own funds or to otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder, unless it shall first have been adequately indemnified to its satisfaction against the cost, expenses and liability which may be incurred thereby. The Company has agreed, pursuant to Section 4.04 of the Loan Agreement to pay any such costs or expenses or indemnify the Issuer for any liability which may be incurred by the Issuer.

Section 13.02              Covenants of Issuer to Bind Successors and Assigns.

                  All the covenants, stipulations, promises and agreements in this Trust Indenture contained by or in behalf of the Issuer shall bind and inure to the benefit of its successors and assigns, whether so expressed or not.


Section 13.03              Immunity of Officers.

                  No recourse for the payment of any part of the principal of, premium, if any, or interest on the Series 1994 Bonds or for the satisfaction of any liability arising from, founded upon or existing by reason of the issuance, purchase or ownership of the Series 1994 Bonds shall be had against any officer, director, member, agent or employer the Issuer or the State of Nebraska, as such, all such liability being hereby expressly released and waived as a condition of and as a part of the consideration for the execution of this Trust Indenture and the issuance of the Series 1994 Bonds.

Section 13.04              No Benefits to Outside Parties.

                  Nothing in this Trust Indenture, express or implied, is intended or shall be construed to confer upon or to give to any person or corporation, other than the parties hereto and the Bondholders, any right, remedy or claim under or by reason of this Trust Indenture or covenant, condition or stipulation thereof; and the covenants, stipulations and agreements in this Trust Indenture contained shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and the Bondholders.

Section 13.05              Severability of Indenture Provisions.

                  In case any one or more of the provisions contained in this Trust Indenture or in the Series 1994 Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Trust Indenture, but this Trust Indenture shall be construed as of such invalid, illegal or unenforceable provision had never been contained herein.

Section 13.06              Execution of Indenture in Counterparts.

                  This Trust Indenture may be simultaneously executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

Section 13.07              Headings Not Controlling.

                  The headings of the several Sections and paragraphs hereof are inserted for the convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 13.08              Notice to Parties.

                  Any notice, demand, certificate, request, instrument or other communication authorized or required by this Indenture shall be deemed to have been sufficiently given or filed for all purposes of this Trust Indenture if and when mailed by certified or registered mail, return receipt requested, postage prepaid and addressed as follows:


IF TO THE ISSUER:                    Nebraska Investment Finance
                                     Authority
                                     1033 "O" Street, Suite 218
                                     Lincoln, NE 68508


IF TO THE TRUSTEE:                   Norwest Bank Nebraska, N.A.
                                     1919 Douglas St., P. O. Box 3408
                                     Omaha, NE  68103


IF TO THE COMPANY:                   Transcrypt International, Ltd.
                                     1620 North 20th Street
                                     Lincoln, NE  68503

                  IN WITNESS WHEREOF, the Nebraska Investment Finance Authority, has caused this Trust Indenture to be signed in its name by its Executive Director, and Norwest Bank Nebraska, N.A., Omaha, Nebraska, solely as trustee, to evidence its acceptance of the trust hereby created, has signed this Trust Indenture, each at the place and as of the date set forth on the cover page hereof.

                                      Nebraska Investment Finance
                                      Authority


                                      By:_____________________________
                                               Its Executive Director

                                      NORWEST BANK NEBRASKA, N.A.,
                                      OMAHA, NEBRASKA


                                      By:_____________________________
                                               Authorized Officer

                                    EXHIBIT B

                                  Form of Bond

Registered                                                           Registered

No. 1                                                          $_______________


                            UNITED STATES OF AMERICA
                                STATE OF NEBRASKA

                      NEBRASKA INVESTMENT FINANCE AUTHORITY
                       INDUSTRIAL DEVELOPMENT REVENUE BOND
                    (TRANSCRYPT INTERNATIONAL, LTD. PROJECT)
                                   Series 1994

              Maturity Date                      Interest Rate               Bond Date

            January 15, 2004                         6.25%                January 15, 1994

REGISTERED HOLDER:


PRINCIPAL AMOUNT:

NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE ISSUER OR THE STATE OF NEBRASKA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, PURCHASE PRICE OF OR INTEREST ON THIS BOND. THE ISSUER HAS NO TAXING POWER. THE BONDS ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM AMOUNTS PLEDGED THEREFOR PURSUANT TO THE INDENTURE. NEITHER THE STATE, NOR ANY POLITICAL SUBDIVISION THEREOF, NOR ISSUER SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF THE BONDS OR THE INTEREST THEREON OR OTHER COSTS INCIDENT THERETO EXCEPT FORM THE REVENUES AND MONEYS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENTAL THERETO.

                  The Nebraska Investment Finance Authority (the "Issuer"), organized and existing under and by virtue of the laws of the State of Nebraska, for value received hereby promises to pay, solely from the source and as hereinafter provided, to the Registered Holder identified above, or registered assigns, on the Maturity Date identified above (or earlier as hereinafter referred to), the Principal Amount identified above, upon presentation and surrender hereof at the office of the Trustee, Paying Agent and Bond Registrar, Norwest Bank Nebraska, N.A., Omaha, Nebraska (the

"Trustee"), and in like manner to pay solely from said source interest (computed on the basis of a 360-day year of twelve 30-day months) on said principal sum at the Interest Rate identified above from the Bond Date identified above or from the most recent date to which interest has been paid, payable quarterly on April 15, 1994 and on each July 15, October 15, January 15 and April 15 thereafter until payment in full of such principal amount. Except with respect to interest not punctually paid, the interest on this Bond will be paid by check or draft mailed to the Registered Holder in whose name this Bond is registered at the close of business on the fifteenth calendar day (whether or not a business day), next preceding the applicable interest payment date at his address as it appears on such bond registration books. The principal of this Bond and the interest hereon are payable in any coin or currency of the United States of America which on the respective dates of payment is legal tender for the payment of public and private debts.

                  This Bond is one of a series designated Nebraska Investment Finance Authority Industrial Development Revenue Bonds (Transcrypt International, Ltd. Project), Series 1994, aggregating Eight Hundred Fifty Thousand Dollars ($850,000) (the "Series 1994 Bonds") in principal amount which have been issued pursuant to Sections 58-201 et. seq. of the Reissue Revised Statutes of Nebraska, as amended and supplemented (the "Act") and under and pursuant to a Resolution adopted by the Issuer (the "Resolution") and a Trust Indenture between the Issuer and Trustee dated January 15, 1994 ("Indenture"). This Bond does not represent a debt or pledge of the faith or credit of the Issuer or grant to the Registered Holder of this Bond any right to have the Issuer levy any taxes or appropriate any funds for the payment of the principal hereof or the interest hereon nor is this Bond a general obligation of the Issuer or the individual officials, officers, members, directors, employees or agents thereof. The Issuer has no taxing power. This Bond is payable solely and only out of the rentals, revenues and other income, charges and monies to be produced and received with respect to the Project (as defined in the Indenture), specifically including, but not limited to, payment of principal and interest to the Issuer by the Company pursuant to the Promissory Note of the Company executed pursuant to the Loan Agreement (as defined in the Indenture), and from other sources as provided in the Loan Agreement. Principal and Interest payments sufficient for the prompt payment when due of the principal and interest on this Bond are to be paid to the Trustee for payment to the registered owner by the Company for the account of the Issuer.

All such payments have been duly pledged for that purpose and, in addition, the rights of the Issuer excluding certain rights to payment of fees, expenses and indemnifications under the Loan Agreement have been assigned to secure the payment of such principal and interest.

                  No recourse shall be had for the payment of the principal of or interest on this Bond, or for any claim based hereon or upon any obligation, covenant or agreement contained in the Resolution, or the Indenture against any past, present or future officer, director, employee, member or agent of the Issuer, or any incorporator, officer, director, member, agent, employee or trustee of any successor corporation, as such, either directly or through the Issuer or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officer, director, agent, employee or member as such is hereby expressly waived and released as a condition of and in consideration of the issuance of this Bond.

                  It is hereby certified and recited that the Issuer has found, as set out in its Resolution: that the Project is an eligible "project" as defined in the Act; that the issuance of this Bond and the loan to finance the acquisition of the Project will promote the public purposes of the Act by, among other things, the promotion of employment and prosperity of residents of the City of Lincoln and the State of Nebraska; that all acts, conditions and things required to be done precedent to and in the issuance of this Bond have been properly done, have happened and have been performed in regular and due time, form and manner as required by law; and, that this Bond does not constitute a debt of the Issuer within the meaning of any constitutional or statutory limitations.

                  This Bond is transferable, as provided in the Trust Indenture, only upon the books of the Issuer kept for that purpose at the office of the Trustee by the Registered Holder hereof in person, or by his duly authorized attorney, upon surrender of this Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the Registered Holder or his duly authorized attorney, and together with an Investment Letter in form and substance acceptable to the Issuer executed by the person or persons to whom the Bonds shall be transferred, and thereupon a new registered Bond or Bonds in the same aggregate principal amounts shall be issued to the transferee in exchange therefor as provided in the Trust Indenture, and upon payment of the charges therein prescribed. The Issuer, the Trustee and any Paying Agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and interest due hereon and for all other purposes.

                  The Bonds are issuable in the form of registered Bonds without coupons. Subject to such conditions and upon the payment of such charges provided in the Trust Indenture, the owner of any registered Bond or Bonds may surrender the same (together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or his duly authorized attorney), in exchange for an equal aggregate principal amount of registered Bonds of any other authorized denominations.

                  The Bonds shall bear interest at a Tax Equivalent Rate of Eight and One/Fourth percent (8.25%) per annum upon a Determination of Taxability from and after the Taxable Date, as defined and provided in the Trust Indenture.

                  At the option of the Company, the Bonds shall be subject to redemption in whole or in part at any time (and in the event that less than all of the Bonds of a maturity are called for redemption, the particular Bonds of such maturity to be redeemed shall be selected by lot by the Trustee), upon notice mailed to the owner of each Bond not less than 30 days prior to the date fixed for redemption, as provided in the Indenture, at the following redemption prices plus accrued interest thereon to the date of such redemption.

                                                         Redemption Price
         Redemption Date                                   (expressed as
                                                         percentage of par)

January 15, 1994 through January 14, 1997                      103%
January 15, 1997 through January 14, 2000                      102%
January 15, 2000 and therafter                                 101%

                  The Bonds are also subject to mandatory redemption pursuant to the Indenture in the event of damage or destruction of the Project by casualty, in the event of a condemnation of the Project, and to the extent monies in the Acquisition Fund are not expended prior to the Completion Date (as defined in the Indenture).

                  The Bonds of the issue of which this Bond is one are payable upon redemption at the above-mentioned office of the Paying Agent. Notice of redemption setting forth the place of payment shall be mailed as provided in the Trust Indenture. If notice of redemption shall have been mailed and published as aforesaid, the Bonds or portions thereof specified in said notice shall become due and payable on the redemption date therein fixed, and if, on the redemption date, moneys for the redemption of all the Bonds and portions thereof to be redeemed, together with interest to the redemption date, shall be available for such payment on said date, then from and after the redemption date interest on such bonds or portions thereof so called for redemption shall cease to accrue and be payable.

                  It is hereby certified and recited that all conditions, acts and things required by law and the Resolution to exist, to have happened and to have been performed precedent to and in the issuance of this Bond, exist, have happened and have been performed and that the issue of this Bond, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by the laws of the State of Nebraska.

                  This Bond shall not be entitled to any benefit under the Resolution or Indenture referred to herein or be valid or become obligatory for any purpose until this Bond shall have been authenticated by the execution by the Trustee of the Certificate of Authentication hereon.

                  IN WITNESS WHEREOF, The Nebraska Investment Finance Authority, has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairperson, its corporate seal or a facsimile thereof to be hereunto affixed, imprinted, engraved or otherwise reproduced, and attested by the manual or facsimile signature of its Executive Director, as of the Bond Date identified above.

                                               The Nebraska Investment Finance
                                               Authority


                                      By:      ________________________________
ATTEST:                                       Its Chairperson


__________________________________
Executive Director

         ( S  E  A  L )


                          CERTIFICATE OF AUTHENTICATION

                  This Bond is delivered pursuant to the within-mentioned Indenture.

                                             Norwest Bank Nebraska, N.A.,
Date:_____________________                   Omaha, Nebraska, Trustee


                                    By:      ________________________________
                                             Authorized Signature

                                   ASSIGNMENT

--------------------------------------------------------------------------------
Social Security or Other Identifying Number of Assignee


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
                         (Name and Address of Assignee)

the within Bond, and does hereby irrevocably constitute and appoint ______________________________________ to transfer said Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:_________________________

Signature Guaranteed:______________________________________________


Signature:_________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT C

                               Description of Site


         Lot 1, Highlands Coalition 2nd Addition, Lincoln,
         Lancaster County, Nebraska


                             Description of Project


         Manufacturing facility to be constructed in accordance with the standard form of Agreement between Owner and Contractor dated October 21, 1993, between Company and Hank Buis Construction Co., Inc., as amended.

                                    EXHIBIT D

                        Additional Permitted Encumbrances


                                      None

                                    EXHIBIT E

                               Form of Requisition



NORWEST BANK NEBRASKA, N.A.
1919 Douglas Street, Box 3408
Omaha, NE 68103

Attention:  Corporate Trust Officer

Re: Direction to Make Disbursements from Acquisition Fund for the Nebraska Investment Finance Authority, Industrial Development Revenue Bonds (Transcrypt International, Ltd. Project)

         Pursuant to Section 3.03 of the Trust Indenture (the "Indenture"), dated as of January 15, 1994, between the Nebraska Investment Finance Authority (the "Issuer"), and Norwest Bank Nebraska, N.A., (the "Trustee"), you are hereby directed to disburse from the Acquisition Fund referred to in the Indenture
(the "Fund") the amount indicated below.

         As required by Section 3.03 of the Indenture, the undersigned hereby certifies:

1.       This is requisition number _____ from the Acquisition Fund.

2. The name and address of the person, firm or corporation to whom the disbursement is due is as follows:

           __________________________________________________________
           __________________________________________________________
           __________________________________________________________

    Attached is an Architects's Certification for Payment, vouchers or other documentation showing all expenditures to be paid or reimbursed from the disbursement. Such disbursement is a Project Cost as defined in the Indenture.

3.       The amount to be disbursed is $____________________.

4. Transcrypt International, Ltd. ("Company") is currently in full compliance with all terms and conditions of the Loan Agreement between the Company and the Issuer dated January 15, 1994.

         DATED this ______ day of ________________________, 19___.

                                       Transcrypt International, Ltd.


                                       By:________________________________
                                              Authorized Officer

APPROVED BY:

Norwest Bank Nebraska, N.A.


By:________________________________
   Authorized Officer

                                    EXHIBIT F


                                Investment Letter


                                       F-1